COOKE PROPERTIES INC.,

                                           Landlord

                                             AND

                              EMPIRE BLUE CROSS AND BLUE SHIELD

                                            Tenant


                                            LEASE



                                          PREMISES:

                                      The Kent Building
                                       666 Third Avenue
                                   New York, New York 10017


                                  The Entire 5th Floor and a
                                   Portion of the 6th Floor

        LEASE, dated August 14, 1991 between Cooke Properties Inc., a California corporation having an office at 405 Lexington Avenue, New York, New York 10174 (hereinafter called "Landlord") and Empire Blue Cross and Blue Shield, a New York Not-For-Profit Health Service Corporation, having an office at 622 Third Avenue New York New York 10017 (hereinafter called "Tenant").

                                     W I T N E S S E T H:

                                           ARTICLE

        1.1 Landlord hereby leases to Tenant, and Tenant here hires from Landlord, the premises hereinafter described, in the building known as The Kent Building, 666 Third Avenue, New York, New York 10017 (hereinafter called the "Building"), for the term hereinafter stated, for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. A copy of the Certificate of occupancy for the Building in effect on the date hereof is annexed to this Lease as Exhibit A. The plot of land on which the Building is erected is hereinafter called the "Land". Each party hereto hereby expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its art to be observed and performed.

        1.2 The premises hereby leased to Tenant is the entire 5th floor and a portion of the 6th floor of the Building, containing a total of approximately forty-one thousand three hundred twenty (41,320) rentable square feet as shown hatched the floor plan annexed hereto as Exhibit B. Said premises together with all fixtures and equipment which at the commencement, or during the term, of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article 14) constitute and are hereinafter called the "Demised Premises".

        1.3 The term of this Lease, for which the Demised Premises are hereby leased, shall commence on a date (hereinafter called the "Commencement Date") which shall be the later of August 15, 1991 or the date that Landlord shall have both, substantially completed Landlord's Work as required by (and defined in)
Section 3.1(a) and shall have removed asbestos from the Demised Premises pursuant to Section 3.3 (a), and shall on the date which is the last day of the calendar month in which shall occur the date which is five (5) years and six (6) months after the Commencement Date, which ending date is hereinafter called the "Expiration Date", or shall end on such earlier date upon which said term may expire or be canceled or terminate pursuant to any of the conditions or covenants of this Lease pursuant to law. For the purposes of this Section 1.3, Landlord shall be deemed to have substantially completed Landlord's Work when the Demised Premises are ready for Tenant's Initial Alterations (as hereinafter defined), and any remaining Landlord's Work will not unreasonably or materially interfere with or delay any of Tenant's Initial Alterations. Promptly following the Commencement Date, Landlord and Tenant shall both execute a written instrument to confirm the Commencement Date and anticipated Expiration Date.

1.4 The rents reserved under this Lease, for the term thereof, shall be and consist of (a) fixed rent of one million three hundred sixty-three thousand five hundred sixty dollars and no cent ($1,363,560.00) per year which shall be payable in equal installments in advance on the first day of each and every calendar month during the term of this Lease, except that Tenant shall pay the first monthly installment of fixed rend on the execution of this Lease, and

               (b) additional rent consisting of all other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in the payment of which Landlord shall have the same remedies as for a default in the payment of fixed rent), all to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America. Such payment of rent shall be in cash or by check (drawn upon a bank whose principal office is located within the continental United States of America), subject to collection.

               (c) Tenant shall receive a rental credit of one hundred thirteen thousand six hundred thirty dollars and no cent ($113,630.00) per month for the first six (6) months of the term. In recognition of this credit, Tenant shall not be required to pay fixed rent or any portion thereof which is attributable to the first six (6) months of the term of this Lease beginning on

        1.5 Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or setoff whatsoever except as expressly provided in this Lease.

        1.6 If the Commencement Date occurs on a day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated and the balance of the first month's fixed rent theretofore paid shall be credited against the next monthly installment of fixed rent.


                                          ARTICLE 2

        Use

        2.1 The Demised Premises shall be used for the following, but for no other purpose, namely: Executive and administrative office of Tenant and any Related Entity (hereinafter defined) whose business is in an affiliated health field. Landlord acknowledges that Tenant intends to occupy the Demised Premises for the operation of a program proprietary of Tenant to be conducted under the name "Empire Mental Health Choice".

        2.2 Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in an unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building. Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner or anything to be done therein or anything to be brought into or kept therein which shall in any way impair the character, reputation or appearance of the Building as a high quality office building, impair or interfere with any of the Building services or the proper and economic heating, cleaning, air-conditioning or other servicing of the Building or the Demised Premises, or impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building. Without limiting the generality of the foregoing, under no circumstances shall the Demised Premises be used for the treatment of any patients. Tenant shall not install any electrical or other equipment of any kind which might cause any such impairment, interference, discomfort, inconvenience, or annoyance. Those portions, if any, of the Demised Premises which are identified as toilets and utility areas shall be used by Tenant only for the purposes for which they are designed.

        2.3 It is understood that no property, other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purposes herein permitted, will be brought upon or be kept in the Demised Premises.

        2.4 If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the Demised Premises, and if the failure to secure such license or permit, might or would, in any way, affect Landlord, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant, at Tenant' expense, shall, at all times, comply with the requirements of each such license or permit.



                                          ARTICLE 3

3.1 Landlord shall perform the following work (collectively the "Landlord's Work"):

        (a) Prior to delivery of the Demised Premises to Tenant, to demolish and remove the existing walls, ceilings, doors, HVAC ducts and other improvements, if any, now in the Demised Premises and deliver the Demised Premises to Tenant broom clean; and

        (b) Within a reasonable time after the Commencement Date, but not later than thirty (30) days after Tenant shall have delivered to Landlord Tenant's plans and specifications for Tenant's Initial Alterations, to construct a demising wall on the 6th floor of the Building in the area denoted on Exhibit B hereto to separate the Demised Premises from the balance of the 6th floor of the Building and create a public corridor and, in connection therewith, to leave an opening for a door from the Demised Premises to the public corridor (which door will be installed by Tenant as art of Tenant's Initial Alterations); and

        (c) Within a reasonable period of time after the Commencement Date, but not later than November 1, 1991, and only at such time or times and in such matter as shall not unreasonably and materially interfere with Tenant's Initial Alterations, to "box-in" the top portions of any risers or columns from which Landlord shall have removed asbestos or asbestos-treated material as contemplated by Section 3.3 (a) of this Lease; and

        (d) Within seventy-five (75) days after the Commencement Date (i) clean the 5th and 6th floor public rest rooms, replace or repair broken fixtures or tiles therein, replace or repair broken light fixtures, paint the ceilings the stall doors and replace the toilet seats, (ii) install the ceiling light fixtures, paint and otherwise finish the public corridor on the sixth floor in accordance with the standards of the balance of the Building, and (iii) finish and modernize the elevator lobby on the sixth floor to the standards of the elevator lobbies in the balance of the Building.

               3.2 Landlord shall undertake and complete Landlord's Work in a good, workmanlike manner and in compliance with all laws, ordinances, rules, orders and regulations of all governmental authorities and of all insurance bodies having jurisdiction. With respect to any work by Landlord or Tenant in or about the Demised Premises for the period from and after the Commencement Date is contemplated in Section 3.1, Landlord and Tenant agree that they will cooperate each with the other so as to perform their respective work in a manner which will not unreasonably and materially interfere with or delay the work of the other.

               3.3 (a) Tenant acknowledges that Landlord has delivered to Tenant a copy of a report prepared by a duly licensed asbestos inspector stating the extent, if any, that the Demised Premises or the elevator shafts for the bank of the elevators which service floors two through six contain asbestos-treated materials, Prior to the execution and delivery of this Lease, Landlord and Tenant have inspected the Demised Premises and indicated on a floor plan thereof, those areas in which asbestos treated materials are located (such areas being known as the "Designated Asbestos Areas"), Landlord shall, at Landlord's sol cost and expense, prior to the Commencement Date remove the asbestos-treated materials from the Designated Asbestos Areas. Without limiting the generality of the foregoing, if, pursuant to Asbestos Requirements (hereinafter defined), either the encapsulation, removal or treatment of asbestos-treated material located in or about the Demised Premises or the common areas of the Building ("Common Areas") shall be required, Landlord shall, at Landlord's cost and expense, comply with such Asbestos Requirements with respect to the encapsulation, removal or treatment of the asbestos-treated materials. Landlord further acknowledges and agrees that if the asbestos report referred to above indicates that the Demised Premises contains any asbestos-treated material in areas in addition to the Designated Asbestos Areas (from which areas the asbestos shall be removed as aforesaid) if and only to the extent required by the Asbestos Requirements, Landlord shall, as part of Landlord's Work, comply with all Asbestos Requirements with respect to the encapsulation, removal or treatment of the asbestos-treated material in the Demised Premises; it being understood, however, that if, pursuant to Asbestos Requirements, the encapsulation, removal or treatment of any such asbestos-treated material in the Demised Premises (other than the Designated Asbestos Areas) shall not be required, Landlord shall have no obligation with respect thereto.

        (b) During the term of this Lease, Landlord shall advise Tenant whether any work has been commenced, is on-going or is contemplated to remove, treat or encapsulate asbestos or asbestos-treated material in any part of the Building (such work hereinafter the "Building Asbestos Work") provided, however, it being understood and agreed that Landlord shall not be require to advise Tenant with respect to any building asbestos work, except upon Tenant's request, where such building asbestos work is occurring anywhere in the Building other than on the third through eighth floors. With respect to Building Asbestos Work on the third through eighth floors, inclusive, Landlord shall be obligated to advise Tenant without necessity of a request from Tenant. During the course of any Building Asbestos Work, or at any time during the term of this Lease, Tenant shall have the right, at its sole cost and expense, to have the Demised Premises or Common Areas of the Building tested by a licensed asbestos inspector to determine whether the air within the Common Areas the Building or the Demised Premises contain levels of friable asbestos in excess of levels permitted by applicable Asbestos Requirements. If Tenant's licensed asbestos inspector shall issue its written report indicating that the air in the Common areas of the Building or in the Demised Premises contains levels of friable asbestos in excess of levels permitted by the applicable Asbestos Requirements, Tenant shall forthwith notify Landlord thereof and shall provide to Landlord a copy of the written report. Thereafter, Landlord shall have the right to have its own licensed asbestos inspector test the air in the Common Areas of the Building and the Demised Premises provided that Landlord shall do so within five (5) days after Landlord's receipt of Tenant's written report. If the inspection by Landlord's licensed asbestos inspector does not indicate that the air in Common Areas of the Building or the Demised Premises contains levels of friable asbestos in excess of levels permitted by applicable Asbestos Requirements, Landlord and Tenant shall instruct their licensed asbestos inspectors to immediately select a third licensed asbestos inspector who shall be acceptable to both Landlord's and Tenant's inspector and whose determination shall be binding on Landlord and Tenant. Each party shall pay the costs of its own inspector. The costs of the third inspection shall be paid by the party with whose inspection report said third inspector disagrees. If the third inspector's test shall disclose that the air in the Common Areas of the Building or the Demised Premises contains levels of friable asbestos in excess of levels permitted by applicable Asbestos Requirements (or if Landlord does not contest Tenant's inspector's determination or if Landlord's inspector agrees with Tenant's inspector), and, as a result of the presence in the air in the Common Areas of the Building or the Demised Premises of levels of friable asbestos in excess of levels permitted by applicable Asbestos Requirements (i) Tenant shall cease using all or a part of the Demised Premises for the uses described in Section 2.1 of this Lease (which shall not preclude access to the Demised Premises for removal by Tenant of its property, or the inspection of the Demised Premises or Common Areas for the presence of asbestos containing materials or otherwise) or if Tenant is prevented from having access to the Demised Premises by reason of Asbestos Requirements, in either event, for in excess of seven (7) consecutive business days (of which condition Tenant shall give to Landlord notice forthwith upon the commencement of such period and upon the expiration of such period), then the fixed rent and additional rent hereunder shall be abated one day for each day thereafter (in the same proportion as the ratio of the portion of the Demised Premises in which Tenant has ceased to conduct its business bears to the entire Demised Premises or, if the entire Demised Premises shall such abatement shall be affected, such abatement shall be for the entire fixed rent and additional rent) until such time as the level of friable asbestos in the Demised Premises or the Common Areas of the Building shall be reduced to or below the level permitted by the applicable Asbestos Requirements (as determined by the agreement of Landlord's inspector and Tenant's inspector or by the third licensed asbestos inspector); and (ii) if Tenant shall cease using the Demised Premises for the uses described in Section 2.1 of this Lease or if Tenant is prevented from having access to the Demised Premises by reason of Asbestos Requirements, in either event, for more than one hundred five (105) consecutive days then, at any time after the expiration of the one hundred fifth (105th) day, but prior to the date that Landlord shall have reduced the levels of friable asbestos in the air to or below the permitted by applicable Asbestos Requirements, Tenant shall have the right to give to Landlord written notice of Tenant's intention to terminate this Lease, which notice shall set a date not less than fifteen (15) Business Days (hereinafter defined) after the date of such notice as the Expiration Date of this Lease such right of termination being Tenant's sole and exclusive remedy (as between Landlord and Tenant, but without precluding third party claims or cross-claims) due to the fact that Landlord shall not have reduced the levels of friable asbestos in the air to or below the levels permitted by applicable Asbestos Requirements within said one hundred five (105) consecutive period. Notwithstanding the foregoing, if prior to the expiration of the fifteen (15) Business Day period set forth in Tenant's notice, Landlord shall have reduced the level of friable asbestos in the air to or below the levels permitted by applicable Asbestos Requirements, Tenant shall not have the right to terminate this Lease and this Lease shall continue in full force and effect. If this Lease terminates in accordance with the provisions of this
Section 3.3(b), the term of this Lease shall expire as of the date set forth in Tenant's notice of termination as if such date was the Expiration Date, and all rights, obligations and liabilities of the parties hereunder shall cease and terminate as of said date.

               (c) Notwithstanding anything in this Section 3.3 to the contrary, Tenant acknowledges and agrees that Landlord shall have absolutely no obligation to encapsulate, remove or treat any asbestos-treated materials in the Additional Premises (hereinafter defined), except as specifically set forth in Article 44 of this Lease.

               (d) Asbestos Requirements shall mean all present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, of all governmental and municipal authorities having jurisdiction and of any and all of their departments and bureaus pertaining or relating to the use, maintenance, presence, encapsulation, removal or treatment of asbestos containing or treated materials applicable to the Building.

        3.4 Other than Landlord's Work, Landlord shall not be obligated to make any improvements or alterations to or within the Demised Premises whatsoever.


                                          ARTICLE 4

                                 Deleted Prior to Execution

                                          ARTICLE 5

                                     Adjustments of Rents

        5.1 As used in this Article 5 the words and terms which follow mean and include the following:

               (a) "Tax Year" shall mean each period of twelve months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other period of twelve months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

               (b) "Operation Year" shall mean each calendar year, subsequent to the calendar year 1992 in which occurs any part of the term of this Lease.

               (c)    "Tenant's Proportionate Share" shall mean .087.

               (d)    Deleted Prior to Execution.

               (e) "Assessed Valuation" shall mean the amount for which any parcel of real property or structure or improvement is assessed by the City of New York for the purposes of Real Estate Taxes.


               (f) "Real Estate Taxes" shall mean the sum of (i) the amount determined by multiplying (x) the Assessed Valuation of the Land and the Building for any Tax Year by (y) the real of such event on a basis consistent with the principles underlying the provisions of this Article 5 taking into consideration (y) the portion of such Tax Year or Operation Year which shall have elapsed prior to the date of such event or (z) in the case of any such increase or decrease in the area of the Demised Premises the portion of the Demised Premises to which the same relates.

        5.7 Payments shall be made pursuant to this Article 5 notwithstanding the fact that an Escalation statement is furnished to Tenant after the expiration of the term of this Lease.

        5.8 In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced before Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax Year, pursuant to Section 5.2 hereof, the Real Estate Taxes for such Tax Year shall be deemed to include any expenses including counsel fees incurred by Landlord in connection with reducing the Assessed Valuation and/or in obtaining such reduction.

        5.9    Deleted Prior to Execution.

        5.10 Unless Tenant shall be a tax exempt organization, Tenant shall pay to Landlord any occupancy tax or rent tax now effect or hereafter enacted, if payable by Landlord in the firs instance or hereafter required to be paid by Landlord. Such tax shall be paid to Landlord as additional rent upon demand.
        5.11 If all or any part of the fixed rent or addition rent shall at any time become uncollectible, reduced or require to be refunded by virtue of any rules, regulations, orders, la or stabilization laws, of governmental or quasi-governmental authorities having jurisdiction, then for the period prescribe thereby Tenant shall pay to Landlord the maximum amounts permitted pursuant thereto but not in excess of the fixed rent and additional rent reserved under this Lease. Upon the expiration of the applicable period of time during which such amounts shall be uncollectible, reduced or refunded, Tenant shall pay to Landlord as additional rents, within fifteen (15) days after demand, all such uncollected, reduced or refunded amount that would have been payable for the period absent such rules, regulations, orders, laws or ordinances; provided, however, that the retroactive collection thereof shall then be lawful.

                                          ARTICLE 6

                                  Failure to Give Possession

        6.1 If the Demised Premises shall not be available delivery to Tenant on the specific date, if any, hereinbefore designated for the commencement of the term of this Lease for reason whatsoever, then this Lease shall not be affected thereby, in such case, said specified date, if any, shall be deemed to be postponed until the date when the Demised Premises shall be available for delivery to Tenant, and Tenant shall not be entitled to possession of the Demised Premises until the same available for delivery to Tenant, provided, however, that Ten shall have no claim against Landlord, and Landlord shall have liability to Tenant by reason of any such postponement of said specific date, and the parties hereto further agree that any failure to have the Demised Premises available for delivery to Tenant on said specific date or on the Commencement Date shall no way affect the obligations of Tenant hereunder nor shall the same be construed in any way to extend the term of this Lease and furthermore, this Section 6.1 shall be deemed to be an express provision to the contrary of Section 223-a of the Real Property Law of the State of New York and any other law of like import now or hereafter in force.

        6.2 Notwithstanding the provisions of Section 6.1 to the contrary, if the Commencement Date shall not have occurred on or before November 15, 1991, at any time thereafter, but prior to the Commencement Date, Tenant shall have the right to terminate this Lease by giving written notice of its election to do so to Landlord, which notice shall set a date which is not less than fifteen (15) days after the date of giving of such notice as the date for the termination of the Lease. In such event, unless the Commencement Date shall occur prior to the date set forth in Tenant's notice as the date for termination of this Lease, this Lease shall terminate as of such date as if such date were originally set forth herein as the Expiration Date and neither party shall have any further rights hereunder. Tenant's right of termination as aforesaid shall be Tenant's sole and exclusive remedy and the provisions of this Section 6.2 shall be deemed to be an express provision to the contrary as contemplated by Section 223-a of the Real Property Law of the State of New York and any other law of like important now or hereafter in force.

        6.3 The provisions of Section 6.1 shall apply not only to the delivery of the Demised Premises to Tenant as of the Commencement Date but shall also apply to the delivery to Tenant of any Additional Premises (hereinafter defined) pursuant to Tenant's options as set forth in Article 44 of this Lease.

                                          ARTICLE 7

                                   Subordination, Notice to
                                    Lessors and Mortgagees



        7.1 This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all ground leases, overriding leases and underlying leases of the Land and/or the Building now or hereafter existing and to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Section 7.1 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument that Landlord, the lessor of any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes called "superior leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate are hereafter sometimes called "superior mortgages" and the lessor of a superior lease or its successor in interest at the time referred to is sometimes hereinafter called a "lessor" and the holder of a superior mortgage or its successor in interest at the time referred to is sometimes hereinafter called a "holder". Landlord agrees that Landlord shall request the holder of the existing superior mortgage, and any future holder of any future superior mortgage, to enter into a non-disturbance and attornment agreement with Tenant, which agreement shall be substantially in the form of the agreement annexed hereto as Schedule 1 ("Non-Disturbance Agreement"). Landlord agrees to use all reasonable efforts to cause the existing holder of the current superior mortgage, and any future holder of any future superior mortgage, to execute the Non-Disturbance Agreement; it being understood and agreed, however, that Landlord shall have no obligation to expend any money in excess of one Thousand Dollars ($1,000.00) or commence any action or proceeding to induce any such holder to do so or to agree to any modification of any mortgage in connection with the obtaining of such Non-Disturbance Agreement. Landlord shall have no liability to Tenant for its failure to obtain such NonDisturbance Agreement and Tenant's obligations under this Lease shall not be affected by reason of such failure to obtain such Non-Disturbance Agreement.

        7. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice to effect such remedy), provided such holder of lessor shall with due diligence give Tenant written notice of its intention to, and commence and continue to, remedy such act or omission.

        7.3 If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord und this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then (but subject to the provisions of any Non-Disturbance Agreement between Tenant and such lessor or holder) at the request of such party so succeeding to Landlord's rights (herein sometimes called "successor landlord") and upon such successor landlord's providing to Tenant reasonably acceptable evidence that it has succeeded to Landlord's interest under this Lease and a written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant upon all of the terms covenants, conditions, agreements and provisions, as are set forth in this Lease except that the successor landlord shall not

               (a) be liable for any previous act or omission of Landlord under this Lease,

               (b) be subject to any offset, not expressly provided for in this Lease, which shall have theretofore accrued to Tenant against Landlord, or

        (c) be bound by any previous modification of the Lease, not expressly provided for in this Lease, or by any previous prepayment of more than one month's fixed rent, unless such modification or prepayment shall have been expressly approved in writing by the lessor of the superior lease or the holder of the superior mortgage through or by reason of which the property tax rate applicable to the Borough of Manhattan for such Tax Year plus (ii) any special or extraordinary assessments and governmental levies imposed against the Land and the Building. If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied against Landlord in substitution, in whole or part, for or in lieu of any tax which would otherwise constitute "Real Estate Taxes", such franchise, income, profit or other tax shall be deemed to be Real Estate Taxes for the purposes hereof and shall be deemed to be included in the term "Real Estate Taxes".

               (g) "Real Estate Tax Base" shall mean the Real Estate Taxes for the Tax Year commencing July 1, 1992 and ending on June 30, 1993.

               (h)    Deleted Prior to Execution.

               (i)    Deleted Prior to Execution.

               (j)    Deleted Prior to Execution.

               (k) "Escalation Statement" shall mean a statement in writing signed by Landlord, setting forth the amount payable by Tenant for a specified Tax Year or Operation Year (as the case may be) pursuant to this Article 5.

        5.2 If the Real Estate Taxes for any Tax Year shall be greater (resulting in an excess) than the Real Estate Tax Base, then Tenant shall pay to Landlord as additional rent for such Tax Year, an amount equal to the Tenant's Proportionate share of such excess.

        5.3 If the Operating Expenses as defined in Exhibit for any operation Year shall be greater (resulting in an excess than the operating Expenses for the Base Year then Tenant shall pay to Landlord as additional rent for such operation Year and proportionate Share of Increase as defined in Exhibit C.

        5.4 Any such  additional  rent  payable by reason of the  provisions  of
Section 5.2 hereof shall be payable within fifteen (15) days after Landlord shall furnish to Tenant (and Tenant shall have received from Landlord) an Escalation Statement with respect to Real Estate Taxes for any tax Year.

        5.5 Any such  additional  rent  payable by reason of the  provisions  of
Section 5.3 shall commence as of the first day the relevant Operation Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operation Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article 5, provided however, that if said Escalation Statement furnished to Tenant after the commencement of such Operation Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

        5.6 In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operation Year, or (ii) of any increase or decrease in the area of the Premises (as may be provided herein), then in each such event in applying the provisions of this Article 5 with respect to any Tax Year or Operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence successor landlord shall have succeeded to the rights of Landlord under this Lease.
        ARTICLE 8

                                       Quite Enjoyment

        8.1 So long as Tenant pays all of the fixed rent and additional rent due hereunder and performs and observes all of the other terms, covenants and conditions of this lease to be performed and observed by Tenant, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises subject, nevertheless, to the terms and provisions of this Lease and, as provided in
Article 7 (but subject to the provisions of any Non-Disturbance Agreement between Tenant and any lessor or holder) to the superior leases and the superior mortgages.

                                          ARTICLE 9

                                          Brokerage

        9.1 Tenant covenants, represents, and warrants that Tenant has had no dealings or negotiations with any broker, or agent other than Cushman & Wakefield, Inc. in connection with the consummation of this Lease. Tenant and Landlord covenant and agree to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any other broker or agent, other than the broker set forth in this Section 9.1, with respect to this Lease or the negotiation thereof based upon the acts of the indemnifying party or its agents or representatives, Landlord will pay any commission due Cushman & Wakefield, Inc., in connection with this Lease based upon the terms of The Agency Agreement between Cooke Properties Inc., and Cushman & Wakefield Inc. The liability of Landlord and Tenant under this Article 9 shall survive the Expiration Date or the date of sooner termination of the term of this Lease.

                                          ARTICLE 10

                                     Compliance With Laws

        10.1 Tenant, at Tenant's expense, shall comply with laws and ordinances (including but not limited to local laws #5 and #16), and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any duly issued or in force, applicable to the Demised Premises or any part thereof or to Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any ordinance, rule, order or regulation requiring any structural alteration of the Demised Premises unless such alteration is required by reason of a condition has been created by, at the instance of Tenant, or is attributable to the use or manner of use to which Tenant puts the Demised Premises, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Where any structural alteration of the Demised Premises is required by any such law, ordinance, rule, order or regulation, and, (i) by reason of the express except hereinabove contained, Tenant is not under any obligation to such alteration, and (ii) the reasonably estimated cost of such alteration exceeds Two Hundred Thousand Fifty Dollars ($250,000.00) (the "Cost Base") then Landlord shall have the option of making such alteration and paying the cost thereof by giving to Tenant not less than thirty (30) days' prior written notice of such termination; provided, however, that if within fifteen
(15) days after the giving by Landlord of its notice of termination as aforesaid, Tenant shall give written notice to Landlord stating that Tenant elects to make such alteration at the expense of Tenant (with respect to costs in excess of the Cost Base), then such notice of termination shall be ineffective provided that Tenant, at Tenant's expense, shall, concurrently with the giving of such notice to Landlord, execute and deliver to Landlord Tenant's written undertaking, with a surety and in form and substance satisfactory to Landlord, obligating Tenant to promptly and duly make such alteration in a manner satisfactory to Landlord and to save Landlord harmless from any and all costs, expenses, penalties and/or liabilities (including, but not limited to, accountants' and attorneys' fees) in connection therewith or by reason thereof in excess of the Cost Base; and Tenant covenants and agrees that, after so electing to make any such alteration, Tenant will, at Tenant's expense in excess of the Cost Base, and in compliance with all the covenants, agreements, terms, provisions and conditions of this Lease, make such alteration, and will promptly and duly perform all the conditions of such undertaking and that all such conditions of such undertaking shall be deemed to constitute provisions of this Lease to be kept or performed on the part of Tenant with the same force and effect as if the same had been set forth herein, Upon the completion of all such work and the furnishing by Tenant to Landlord of the documentation required under Article 13 with respect to Tenant's Changes (as defined in Article 13), including, without limitation, the architect's certificate that Tenant has substantially completed all work required of Tenant and mechanic's lien waivers from each contractor employed by Tenant in connection therewith Landlord shall pay to Tenant the Two Hundred Fifty Thousand Dollars ($250,000.00) representing the Cost Base.

        10.2 In the event that a notice of termination shall be given by Landlord under the provisions of this Article 10 and such notice shall not be negated by Tenant as provided in Section 10.1, this Lease and the term and estate hereby granted shall expire as of the date specified in such notice with the same effect as if that Date were the Expiration Date of this Lease, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date of termination.

        10.3 Landlord, at its sole cost and expense (but subject to inclusion of such cost and expenses as part of Operating Expenses), shall comply with, or shall cause the other tenants occupants of space within the Building to comply with, all laws and ordinances (including, but not limited to local laws #5 and #16) and all rules, orders and regulations of all governmental authorities and of all insurance bodies at any time duly issue or in force, applicable to the Demised Premises or the Building, except to the extent that Tenant is required by the provisions of Section 10.1 to comply therewith, and subject, further, to Landlord's right to contest the applicability or legality thereof.

                                          ARTICLE 11

                                          Insurance

        11.1 Tenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan City of New York, and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Demised Premises, which would increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect (unless Tenant pays the resulting premium as provided in Section 11.3 hereof) or which would result in insurance companies refusing to insure the Building or any of such property in amount reasonably satisfactory to Landlord.

        11.2 Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or rent insurance policy obtained by it and covering the Building, the Demised Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waive of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Demised Premises in accordance with the terms of this Lease. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the part benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of an further obligations under the revisions hereof relating to such waiver or permission.

        Subject to the foregoing provisions of this Section 11.2, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interest as the case may be occurring during the term of this Lease.

        11.3 If, by reason of any failure of Tenant to comply with the provisions of Section 10.1 or Section 11.1 the rate fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

        11.4 A schedule or make up of rates for the Building the Demised Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

        l1.5(a)Tenant   shall  obtain  prior  to  the  Commencement   Date,  and
thereafter during the term of this Lease keep in full force and effect the following insurance:

     (i) a policy of commercial general liability and property damage insurance with a contractual liability endorsement that extends to, among other events, the indemnities by Tenant as set forth in Section 21.2 of this Lease, with minimum limits of liability of a combined single limit with respect to each occurrence of five million dollars ($5,000,000,00) for injury or death to persons and damage to property, or such greater amount as Landlord may from time to time reasonably require with respect to similar premises, uses and occupancies; and


     (ii) insurance against loss or damage by fire, with extended coverage including "all risk" coverage, such coverage intended to provide the broadest possible coverage available, in an amount equal to one hundred (100%) percent of the full replacement value of (a) all of Tenant's furniture, trade fixtures, equipment and other personal property located in or appurtenant to the Premises and (b) all leasehold improvements made by Tenant during the term of the Lease, including Tenant's Initial Alterations, without diminution of such replacement cost for depreciation or obsolescence.

               (b) All insurance policies required to be maintained by Tenant under this Lease shall contain provisions that:

     (i) no act (other than willful, deliberate acts which are customarily not covered under the type of insurance policies Tenant is required to maintain pursuant to this Lease) or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained;

     (ii) such policy shall not be  cancelled  or modified  without at least ten
     (10) days prior written notice to Landlord, which notice to be effective must be actually received by Landlord and shall contain the policy number and the names of the insureds and certificate holder;

     (iii) Tenant is named as the insured and Landlord, and each lessor and each holder of a mortgage (whose names and addresses shall have been provided to Tenant by such lessor, such holder or Landlord) are each named as an additional insured, except as to that portion of Tenant's fire and casualty policy which relates solely to Tenant's furniture, moveable trade fixtures, personal property and business equipment (including its telephone equipment), which shall name Tenant as the sole insured;

     (iv) such policy is primary and non-contributory with any insurance carried by Landlord; and

     (v) such policy shall be for a term of not less than one (1) year.

               (c) All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers licensed to do business in the State of New York each of which shall be rated by Best's Rating Guide Property Casualty Division not less than "A" or "A+" as to its general policy holder rating, and at least "XIII" as to its financial rating provided that such ratings are then available to an insurance company licensed to do business in the State of New York, it being understood that if such ratings are not then available to an insurance company licensed to do business in the State of New York, the insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers licensed to do business in the State of New York each of which shall have the highest rating then available from Best's Rating Guide Property - Casualty Division. The casualty and liability insurance required to be maintained by Tenant may be effected by a policy or policies of blanket insurance which may cover other properties provided that the protection and coverage afforded thereunder shall not be less than the protection or coverage which would have been afforded under a separate policy relating to the Demised Premises only and, that in all other respects of such policy shall comply with the other provisions of this Article 11.

               (d) An original or a certified copy of each such Policy or a certificate thereof shall be delivered to Landlord prior to the Commencement Date and thereafter not less than fifteen (15) days prior to the scheduled expiration thereof. Tenant's failure, in whole or in part, to provide to Landlord a policy or certificate of insurance as set forth in this Article 11 and in the form required by this Article 11 shall be, and shall be deemed to be, a material default hereunder entitling Landlord to exercise any and all of the remedies provided herein and at law or in equity, and the parties hereto expressly acknowledge and agree that Landlord may, but shall have no obligation or duty whatsoever, to cure such a default whether by obtaining the aforementioned insurance at its own or at Tenant's cost or expense, or otherwise. If Landlord elects to obtain any such insurance following Tenant's default in so doing, the costs incurred by Landlord, including without limitation, the premiums and other charges and expenses, shall be additional rent hereunder and shall be due immediately upon demand.

               (e) It is expressly understood and agreed that Landlord will not carry insurance on Tenant's fixtures, furnishings, equipment or other property or effects or insurance against interruption of Tenant's business.

        11.6 Except as specifically set forth in this Lease, Landlord and Tenant and agree that, to the extent a claim is covered by the insurance that the claimant is obligated by this Lease to obtain and maintain, the claimant will look first to its own insurance for satisfaction of the claim.

                                          ARTICLE 12

     Rules and Regulations 12.1 Tenant and its employees and agents shall observe and comply with the Rules and Regulations annexed hereto as Exhibit D, and such reasonable changes therein (whether by modification, elimination, or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations as originally promulgated or as changed, the provisions of this Lease shall control.

        12.2 Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents, or visitors, except that Landlord shall not enforce any Rule or Regulation against Tenant which Landlord shall not then be enforcing against all other office tenants in the Building.

        12.3 Nothing contained in Paragraph 5 of the Rules and Regulations shall or shall be deemed to prohibit or prevent the Tenant first named in this Lease from displaying (a) on the entrance doors of the Demised Premises and (b) in the elevator lobbies of the floors which are occupied entirely by such Tenant, such Tenant's usual and customary logo, trademark, service mark or other symbol identifying Tenant or Tenant's services offered from the Demised Premises, including Empire Mental Health Choice.

                                          ARTICLE 13

                                       Tenant's Changes

        13.1 Tenant covenants and agrees that Tenant will make no alterations, installations, repairs, additions, improvements or replacements, including, without limitation, Tenant's Initial Alterations (as defined in Section 13-2) (hereinafter collectively called "Tenant's Changes") in, to or about the Demised Premises without Landlord's prior written consent, and then only by contractors or mechanics set forth in Schedule 2 annexed hereto or otherwise approved in advance by Landlord which consent, provided that such contractors comply with the provisions of Section 13.3, shall not be unreasonably withheld or unduly delayed. Tenant's Changes shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. Prior to the commencement of any Tenant's Changes, Tenant shall submit to Landlord, for Landlord's written approval, three sets of plans and specifications (to be prepared by a licensed architect and/or engineer and at the expense of Tenant) of such proposed Tenant's Changes in detail reasonably satisfactory to Landlord. The Landlord reserves the right to refer such plans and specifications to Landlord's consulting architects and/or engineers for review at Tenant's expense not to exceed fifty cents ($0.50) for each square foot of the Demised Premises affected by the applicable Tenant's Changes, provided, however, that in no event shall the expenses for such architects and/or engineer's review of Tenant's plans and specifications for Tenant's Initial Alterations exceed $5,000,00. The Tenant shall comply with all reasonable changes or requirements recommended by Landlord's consultants. Landlord shall not unreasonably withhold or unduly delay its consent to any non-structural Tenant's Changes provided that such Tenant's Changes (i) are not visible from the-outside of the Building, (ii) do not affect any part of the Building other than the Demised Premises, (iii) do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, (iv) do not adversely affect the proper functioning of any of the Building mechanical, electrical, sanitary, heating, air-conditioning, ventilating, elevator, plumbing, life safety or other service systems and (v) do not reduce the value or utility of the Demised
Premises or the Building. In no event shall any material or equipment be incorporated in or to the Demised Premises in connection with any such Tenant's Changes which is subject to any lien, security agreement, charge, mortgage or encumbrance of any kind whatsoever or is subject to any conditional sale or other similar or dissimilar title retention agreement. Tenant's Changes shall at all times comply with (1) all laws, rules, orders, regulations and ordinances of governmental and municipal authorities having jurisdiction thereof, (2) the rules and regulations of Landlord, and (3) architectural plans and specifications prepared by and at the expense of Tenant theretofore submitted to Landlord for Landlord's prior written approval and approved by Landlord, and shall be undertaken and completed in a good, workmanlike manner using new or comparable to new materials which shall be of a quality comparable to the original installations in the Demised Premises. No Tenant's Changes shall be commenced by Tenant or any one acting for or on behalf of Tenant until Landlord has approved such plans and specifications, and no amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. With respect to any Tenant's Changes having a cost in excess of Fifty Thousand Dollars ($50,000.00), Tenant shall deliver to Landlord waivers of lien from all contractors, subcontractors and material suppliers involved in the performance of such Tenant's Changes and the furnishing of materials in connection therewith, together with a certificate from Tenant's architect stating that (i) in the architect's opinion, such Tenant's Changes have been performed (and completed) in a good and workmanlike manner and in accordance with the plans and specifications therefore as approved by Landlord, and (ii) all contractors, subcontractors and material suppliers have been paid for the work performed in connection with such Tenant's Changes or the material furnished in connection therewith.

        13.2 Following the Commencement Date, Tenant shall commence and proceed to complete within one (1) year after the Commencement Date all of the work necessary for Tenant to prepare the Demised Premises for Tenant's use and occupancy and, at Tenant's election, to construct an internal stairway, to be denoted on Tenant's plans and specifications, and to be in an area of the Demised Premises reasonably agreed to by Landlord and Tenant (all of the work necessary to do so, exclusive of Landlord's Work, is herein referred to as
"Tenant's Initial Alterations"). Tenant's Initial Alterations shall be undertaken and completed in accordance with this Lease and the provisions of this Article 13 provided, however, that Landlord agrees that, provided Tenant's plans and specifications for Tenant's Initial Alterations are in reasonably sufficient detail so as to show the design, character and appearance of the work to be included as Tenant's Initial Alterations, Landlord shall review and approve or disapprove same within ten (10) business days after Tenant's submission thereof to Landlord. If Landlord shall inform Tenant in writing, of its objections to said plans and specifications, Tenant shall comply with all changes or requirements reasonably recommended by Landlord's consultants and shall submit revised plans and specifications to Landlord. The failure of Landlord to inform Tenant of any further objections to the revised plans and specifications within seven (7) business days after Tenant's submission of such revised plans and specifications shall constitute Landlord's approval thereof.

        13.3 Tenant agrees that it will not at any time prior or during the term of this Lease, either directly or indirectly use any contractors, labor or materials if the use of such contractors, labor or materials would create any difficulty with other contractors, or labor engaged by Tenant or Landlord or other engaged in the construction, maintenance or operation of the Building or any part thereof. Landlord acknowledges and agrees that the contractors and/or engineers set forth on Schedule 2 annexed to this Lease do not violate the provisions of this Section 13.3.

        13.4 (a) Prior to making any Tenant's Changes, include Tenant's Initial Alterations, Tenant shall, at Tenant's sole cost and expense obtain all permits, approvals and certificates required by all governmental or municipal authorities having jurisdiction and shall furnish copies thereof to Landlord, shall furnish to Landlord duplicate original policies or certificate thereof of workers' compensation and builder's risk insurance covering all persons to be employed by Tenant and Tenant's contractors and subcontractors in connection with Tenant's changes, such insurance to otherwise comply with the provisions of Article 11 of this Lease and, upon completion of Tenant's Changes, obtain, at Tenant's expense certificates of final approval thereof if same are required by any governmental or municipal authority having jurisdiction, a copy of which shall be furnished to Landlord.

               (b) Any review or approval by Landlord of any plans and/or specifications with respect to any Tenant's Changes is solely for Landlord's benefit and without any representation to Tenant or another person or entity with respect to the adequacy, correctness, legality or efficiency thereof, or otherwise.

        13.5 All plans and specifications submitted by Tenant to Landlord for Landlord's approval shall, if applicable, comply with the compartmentation requirements of the City of New York Local Law #5/1973, as amended, and Landlord shall not be deemed unreasonable in withholding its consent to any plans or specifications not complying therewith.

        13.6 If any mechanic's lien is filed against the Building or the Demised Premises for work done or claimed to be done or for materials furnished or claimed to be furnished to Tenant, including, without limitation, in connection with Tenant's Changes, the same shall be discharged by Tenant, at its expense, within thirty (30) days thereafter, by filing the bond required by law, by payment or otherwise. Nothing contained in this Lease shall constitute a consent or request by Landlord, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials of other property in such fashion as would permit the making of any claim against Landlord in respect thereof. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant on credit and that no mechanic or other lien for any such labor or material shall attach to the Building or affect the reversion or other estate or interest of Landlord in and to the Demised Premises.


                                          ARTICLE 14

                                      Tenant's Property

        14.1 All fixtures, equipment, improvements, installations and appurtenances attached to or built into the Demised Premises at the commencement or during the term of the Lease, whether by Landlord at its own expense or at the expense of Tenant, or by Tenant at the expense of Landlord (including Tenant's Initial Alterations) shall be and remain a part Demised Premises and shall not be removed by Tenant, except as hereinafter in this Article 14 expressly provided.

        14.2 All paneling, movable partitions, lighting fixtures, special cabinet work, other business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises or for the account of Tenant, without expense to Landlord, and which can be removed without permanent structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Demised Premises (all of which are sometimes called "Tenant's Property"), shall be and shall remain the property of Tenant and may be removed by it at any time during the term of the Lease; provided that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises or the Building resulting from such removal. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant (including the Tenant Improvement Allowance and Additional Tenant Improvement Allowance, if any) shall not be deemed to have been installed by or for the account of Tenant, without expense to Landlord, and shall not be removed by Tenant.

        14.3 At or before the Expiration Date, or the date of any earlier termination of this Lease, or as promptly as practicable after such an earlier termination date, Tenant at its expense, shall remove from the Demised Premises all of Tenant's Property except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord, and shall repair any damage to the Demised Premises or the Building resulting from such removal.

        14.4 Any other items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit at Tenant's expense.
                                          ARTICLE 15
                                       Repairs and Maintenance

        15.1 Tenant shall, throughout the term of this Lease, at Tenant's sole cost and expense, take good care of the Demised Premises and the fixtures, equipment, facilities and appurtenances therein and shall make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear accepted. All of Tenant's repairs shall be of quality or class comparable to the original work or construction and shall be made in accordance with the applicable provisions of
Article 13 hereof. In addition, Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise, in and about the Demised Premises and the Building, as shall be required by reason of (i) the performance or existence of Tenant's Initial Alterations or other Tenant's Changes, (ii) the installation, use or operation of Tenant's Property in the Demised Premises, (iii) the moving of Tenant's Property or any other property owned or being delivered to or from Tenant in or out of the Building, or (iv) the acts or omissions of Tenant or any of its employees, agents, contractors quests and invitees; but Tenant shall not be responsible, for any of such repairs as are required by reason of Landlord's neglect or other fault in the manner of performing any of Tenant's Changes which may be undertaken by Landlord for Tenant's account or are otherwise required by reason of neglect or other fault of Landlord or its employees, agents, contractors, guests and invitees. Except if due to the neglect or other fault of Landlord or its employees, agents or contractors, Tenant, at its expense, shall replace all scratched, damaged or broken doors and glass in the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all lighting fixtures therein.

        15.2 Landlord, at its expense, shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the Building and Demises Premises, in working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Demised Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease.

        15.3 Except as expressly provided in this Lease, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment, or appurtenances of the Building or the Demised Premises. Landlord shall undertake any such repairs or changes in a manner which will not unreasonably and materially interfere with Tenant's use or occupancy of the Demised Premises.

                                          ARTICLE 16

                                         Electricity

        16.1 Landlord will furnish to Tenant, through transmission facilities installed by it in the Building, alternating electric current to be used by Tenant for the lighting fixtures and electrical receptacles installed in the Demised Premises, but Landlord shall not be liable in any way to Tenant for any failure or defect in supply or character of electric current furnished to the Demised Premises, except as set forth in Section 16.7 of this Lease. Landlord shall furnish and install (unless such installation is made by a duly qualified employee of Tenant) all lighting tubes, lamps and bulbs used in the Demised Premises and Tenant shall pay Landlord's reasonable charges therefor on demand as additional rent. All ballasts shall be installed by Landlord and Tenant shall pay Landlord's reasonable charges therefore on demand as additional rent provided, however, that Tenant shall have the right to install such ballasts, at Tenant's sole cost and expense, provided that Tenant employs a licensed electrical contractor who complies with the provisions of Section 13.3, to do so. Tenant shall use said electric current for lighting and, insofar as Landlord's facilities are not burdened thereby and applicable laws and insurance regulations permit, for operation, during normal business hours (i.e., the Regular Hours of each Business Day, as both terms are defined in Article 17) of such equipment as is normally used in connection with the operation of a usual business office.

        16.2 Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises and in no event shall exceed the Building Standard allotment of six (6) watts per square foot. Tenant shall be allowed to make or perform or permit the making or performing of, any alterations to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the business machines, office equipment or other appliances in the Demised Premises which utilize electrical energy without the prior consent of Landlord so long as such usage does not exceed six
(6) watts per square foot. If the usage should exceed six (6) watts per square foot, all additional risers, connections and/or other equipment required therefor shall be installed by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. Landlord may also require that Tenant shall agree to an increase in the annual fixed rent payable hereunder by an amount which will reflect additional electric current made available to Tenant. If Landlord and Tenant cannot agree thereon, such amount shall be determined by a reputable independent electrical engineer to be selected by Landlord. If the Tenant disputes the results of such survey, the dispute may, at Tenant's option to be exercised strictly in accordance with section 16.3 (f), be submitted to dispute resolution as provided in said Section 16.3 (f). When the amount of such increase is so determined, the parties shall execute an agreement supplementary hereto to reflect such increase in the amount of the annual fixed rent payable hereunder effective from the date such additional service is made available to Tenant; but such increase shall be effective from such date even if such supplementary agreement is not executed.

        16.3 (a) The annual fixed rent specified in this Lease includes $123,960,00 per annum (the "Electric Charge") representing the estimated charge for the furnishing of electrical service by Landlord to the Demised Premises, based upon the rates charged as of August 1, 1991 by the public utility furnishing electric energy to the Building. The Electric Charge is based upon certain theoretical assumptions incorporating estimates of consumption of electrical energy by lighting fixtures and other office equipment and machines incident to the use of any premises as ordinary executive and general offices, the anticipated periods of operation of such lighting fixtures, and office equipment and machines and the cost of furnishing such electric energy.

               (b) From time to time during the term hereof, the Electric Charge may be increased to take into account:


     (i) any material addition to the lighting fixtures, equipment and machines in the Demised Premises;

     (ii) use by Tenant of electric energy in the Demised Premises in excess of the quantity considered and/or during periods of use other than those considered in estimating the Electric Charge or determining any "Adjusted Electric Charge" (as hereinafter defined) pursuant to this Article 16; or

     (iii) any increase in Landlord's cost or expenses for or in connection with the furnishing by it of electric energy to Tenant, in accordance with the provisions of this Lease, which shall be due to any change in the rates char by the public utility furnishing electric energy to the Building from the rates charged as of August 1, 1991 by such utility or any change in taxes based on the amounts charged by said public utility since the effective date of the Electric Charge or the Adjusted Electric Charge, as the case may be, then in effect.

        Such increases in costs,  except for those  pursuant to subsection  16.3
(b) (iii) above,  which  increases in costs pursuant to said subsection 16.3 (b)
(iii) shall be based solely upon and equal to the increase in the rates charged by the public utility for furnishing such electrical energy, shall be calculated and reflected in the electricity and fixed rent in following manner: First: the average monthly number of kilowatts of demand and the average monthly number of kilowatt hours of consumption (or at the option of Landlord only the average monthly number of kilowatt hours of consumption) shall first determined for the electricity used in the entire Building over the twelve (12) monthly periods immediately preceding rate change. Second: the cost thereof to Landlord shall be at the rates in effect immediately prior to the rate change and at the rates in effect immediately after the rate change. Third: the percentage by which such cost after the rate change is greater than such cost before the rate change shall be determined. Fourth: the Electric Charge or Adjusted Electric Charge, as the case may be, shall be increased by the same percentage.

               (c) Whenever, at any time during the term of this Lease, the Electric Charge shall be increased, pursuant to clause (1) or (2) of paragraph
(b) of this Section 16.3, Landlord shall furnish to Tenant a survey setting forth a new Electric Charge. (Any new Electric Charge pursuant to clauses (1), (2), or (3) of paragraph (b) of this Section 16.3 is hereinafter sometimes called the "Adjusted Electric Charge.")

               (d) Upon the determination of an Adjusted Electric Charge pursuant to clauses (1) or (2) of paragraph (b) of this Section 16.3, Landlord shall furnish to Tenant a statement in writing recomputing and adjusting the annual fixed rent hereunder by an appropriate sum representing any increase from the Electric Charge then in effect, which statement shall be accompanied by the survey upon which said increase was based, or in the case of any increase made pursuant to clause (3) of paragraph (b) of this Section 16.3. the inclusion of sufficient detail to enable Tenant to verify the increase referred to therein.

               (e) Each such adjustment shall be effective retroactively as of

     (i) the effective date of the material addition in usage by Tenant, as respects any increase made pursuant to clause (1) and (2) of paragraph (b) of this Section 16.3, or

     (ii) the date of the change in rates, as respects any increase made pursuant to clause (3) of paragraph (b) of this Section 16.3.

               Within twenty (20) days after the furnishing of any such statement in writing, Tenant shall pay to Landlord as additional rent the retroactive underpayment of annual fixed rent.

               (f) Landlord and Tenant agree that Landlord's reputable, licensed and independent electrical consultant may, from time to time, make surveys in the Demised Premises covering the electrical equipment and fixtures and the uses of current therein and, as aforesaid, the Electric Charge may be changed in accordance with such survey. The determination of the change in the Electric Charge by Landlord's consultant shall be binding and conclusive on Landlord and on Tenant from and after the date of the delivery of copies of such determination to Landlord and Tenant unless, within twenty (20) days after delivery of a copy to Tenant, Tenant to Landlord written notice of its dispute of such determination. If Tenant disputes such determination. it shall, at its own expense within seven (7) Business Days after the date of its notice, at its own expense, obtain from an independent, reputable, licensed electrical consultant, its own survey of Tenant's electrical lighting and power load and hours of use thereof and a determination in the change of the Electrical Charge in accordance with the provisions of this Article 16. Upon completion of Tenant's survey, Tenant shall forthwith provide to Landlord a copy. Thereafter, Tenant's consultants and Landlord's consultants shall seek to agree on the revised Electric Charge or Adjusted Electric Charge. If the two consultants can not agree, they shall choose a third reputable, independent electrical consultant the cost of which shall be shared equally by Landlord and Tenant, to make a similar survey and the determination of the change in the Electric Charge by such third electrical consultant shall be controlling. If Landlord's consultant and Tenant's consultant can not agree on such third consultant within ten (10) days after it is determined by either consultant that they are unable to agree upon the revised Electric Charge or Adjusted Electric Charge, then either Landlord or Tenant may apply to the Real Estate Board of New York, Inc., for the appointment of such third consultant. However, pending such final determination, Tenant shall pay to Landlord the amount of the increased Electric Charge as determined by Landlord's electrical consultant provided, however, that if the final determination differs from the determination made by Landlord's consultant, Landlord and Tenant shall make an adjustment for any deficiency owed by Tenant or average paid by Tenant pursuant to the decision of Landlord's electrical consultant.

               (g) Landlord shall not be required, in connection with any survey to be conducted in accordance with clauses (1) or (2) of paragraph (b) of this
Section 16.3. to document the basis for its belief that there has been material addition to the lighting fixtures, equipment and machines in the Demised Premises or that Tenant uses electrical energy in the Demised Premises in excess of the quantity considered or during periods other than those considered in estimating the Electric Charge or any Adjusted Electric Charge, or to have or produce any basis therefor whatever, it being the intention of the parties that Landlord shall have the right to initiate a survey or determination hereunder at any time during the term of this Lease for any reason whatsoever.

        16.4 Provided that Landlord elects to discontinue furnishing electric energy to not less than ninety percent (90%) of the tenants in the Building, and provided that electrical energy is available to Tenant from Consolidated Edison Company of New York-or another public utility or private company, Landlord reserves the right to discontinue furnishing electric energy to Tenant in the Demised Premises at any time upon not less than ninety (90) days notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after the effective date of such termination, Landlord shall not be obligated to furnish electric energy to Tenant and the fixed rent payable under this Lease shall be reduced by $123,960,00 per year plus the amount of any increases pursuant to this Section 16.4. If Landlord so discontinues furnishing electric energy to Tenant, Tenant shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Such electric energy may be furnished to Tenant by means of the then existing building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters an additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed by Landlord at its expense.



        16.5 Notwithstanding the aforesaid provisions of this Article, if pursuant to an action of the Public Service Commission of the State of New York, or otherwise, sub-metering of electricity is permitted at the Building, Landlord shall have the option, at Landlord's sole cost and expense, of installing sub-meters to measure Tenant's electricity consumption and to charge the Tenant for its electric consumption at the then applicable rate, if any, for sub-metered electricity. In the event no such rate is promulgated, then Landlord shall bill Tenant and Tenant shall pay Landlord for Tenant's electric consumption at the same rates and frequency that Landlord is obligated to pay to the local utility company furnishing electricity to the Building and all such sums shall be collectible as additional rent payable hereunder.

        16.6 In no event will the amount of fixed annual rent be decreased due to adjustments in the Electric Charge or Adjusted Electric Charge pursuant to this Article 16.
        16.7 If the supply of electrical energy to the Demised Premises shall be interrupted due to a cause or causes within Landlord's control for a period of fifteen (15) consecutive Business Days, then, unless within said fifteen (15) consecutive Business Day period Landlord shall have restored the service of electrical energy to the Demised Premises (or if such restoration of service, in good faith and with the exercise of diligence, cannot be completed within said fifteen (15) Business Day period, then, unless Landlord has commenced to restore such electrical energy service and is proceeding with diligence and continuity to do so) at the end of the fifteen (15) Business Day period, as Tenant's sole and exclusive remedy, at Tenant's option, the fixed rent and additional rent payable by Tenant under this Lease shall be abated one day for each day after said fifteen (15) Business Day period until such time as the electrical energy service to the Demised Premises shall have been restored following an interruption due to a cause or causes within Landlord's control. For the purposes of this Section 16.7, if the supply of electrical energy to the Premises shall be interrupted due to a strike or labor troubles, laws, rules, regulations of governmental ordinances, governmental action or preemption in connection with a national emergency or by reason or any legal requirement, fire or other-casualty, failure of the public utility to supply same to the Building, acts of God, civil commotion, third-party criminal behavior, terrorism, war, or other acts or occurrences outside of Landlord's control and which are commonly described as "force ___ events, such events, and each of them, shall be deemed to be causes not within Landlord's control. Without limiting the generality of the foregoing, an event shall be deemed to be within Landlord's control if such event is due to repairs or alterations performed (or failed to be performed) by Landlord or the failure of Landlord to maintain the Building systems owned or controlled by Landlord which provide the electrical energy to the Building and the Demised Premises. In no other event shall Landlord be liable, in any way, for an interruption of the service of electrical energy or a failure or defect in the supply or character or electrical current or energy furnished to the Demised Premises.

                                          ARTICLE 17

                                      Heat, Ventilation
                                     and Air Conditioning

        17.1 Landlord, at its expense, shall maintain and operate in accordance with Section 15.2 of this Lease, the heating, ventilating and air-conditioning systems (the "Systems") and shall furnish heat, ventilating and air-conditioning (hereinafter collectively called "air-conditioning service") in the Demised Premises through the Systems, during "Regular Hours" (i.e., daytime business hours, but not before 8:30 a.m. or after 6:00 p.m. Monday through Friday) of "Business Days" (which shall mean all days except Saturdays, Sundays and days observed by the Federal, state or municipal government or unions whose members are employed at the Building, as holidays) throughout the year. If Tenant shall require air-conditioning service at any other time (hereinafter called "After Hours"), Landlord shall furnish such After Hours air-conditioning service upon reasonable advance notice from Tenant, and Tenant shall pay Landlord's then established charges therefor on Landlord's demand. In no event shall Tenant be required to pay more for After Hours air-conditioning service then any other tenant in the Building. Notwithstanding the foregoing, on or before January 31st during each year of the term of this Lease, Tenant shall have the right to designate two non-Business Days during such calendar year on which dates Tenant intends to open the Demised Premises for business notwithstanding that such dates are non-Business Days. Landlord agrees that on such days, Landlord shall furnish After Hours air-conditioning service to the Demised Premises and Tenant shall pay to Landlord in lieu of Landlord's established charges therefore, an amount equal to fifty percent (50%) of Landlord's then established charges for each such day, or such other amount as Landlord and Tenant may agree upon by written instrument signed by both parties. Upon receipt of Tenant's notice designating the two non-Business Days as aforesaid, Landlord shall advise Tenant of the costs to Tenant for such After Hours air-conditioning service for the two designated dates.

        17.2 The use of the Demised Premises, or any part thereof, in a manner exceeding the design conditions thereof (including occupancy and connected electrical load) for air-conditioning service in the Demised Premises, or rearrangement of partitioning which interferes with normal operation of the air-conditioning service in the Demised Premises, or the use of computer or data processing machines (other than customary desk top network personal computers and workstations) may require changes in the Systems servicing Tenant, at its expense, as Tenant's Changes pursuant to Article 13. Tenant agrees to lower and keep closed the Venetian blinds or other window coverings in the Demised Premises whenever required for the proper operation of the air-conditioning service.


                                          ARTICLE 18

                                  Landlord's Other Services

        18.1 Landlord, at its expense, shall provide public elevator service, passenger and service, by elevators serving the floor on which the Demised Premises are situated during Regular Hours of Business Days, and shall have at least one passenger elevator subject to call at all other times including non-Business Days.

        18.2 Landlord, at its expense, shall cause the Demised Premises, including the exterior and the interior of the windows thereof, to be cleaned. Tenant shall pay to Landlord on demand the costs incurred by Landlord for (a) extra cleaning work in the Demised Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors, (ii) use of portions of the Demised Premises for preparation, serving or consumption of food or beverages, data processing or reproducing operations in excess of customary office operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) unusual quantity of interior glass surfaces, (iv) non-building standard materials or finishes installed by Tenant or at its request, (b) removal from the Demised Premises and the Building of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy, and (c) cleaning services used by Tenant on days other than Business Days. Landlord, its cleaning contractor and their employees shall have After Hours access to the Demised Premises and the use (at Tenant's expense) of light, power and water in the Demised Premises as reasonably required for the purpose of cleaning the Demised Premises in accordance with Landlord's obligations hereunder.

        18.3 Landlord, at its expense, shall furnish adequate hot and cold water to the floors on which the Demised Premises are located, for drinking, lavatory and cleaning purposes. If Tenant uses water for any other purpose Landlord, at Tenant's expense, may install meters to measure Tenant's consumption of water and/or steam, as the case may be. Tenant shall pay for the quantities of water and/or steam shown on such meters, at Landlord's cost thereof, on the rendition of Landlord's bills therefor.

        18.4 Landlord reserves the right, without any liability to Tenant, except as otherwise expressly provided in this Lease, to stop service of any of the heating, ventilating, air-conditioning, electric, sanitary, steam, elevator or other Building systems serving the Demised Premises or the rendition of any of the other services required of Landlord under this Lease, whenever and for so long as may be reasonably necessary, by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by governmental restriction or by reason of any other cause beyond Landlord's reasonable control including those events enumerated in
Section 16.7 as not being within Landlord's control.

                                          ARTICLE 19

                                      Access, Changes in
                                  Building Facilities, Name

        19.1 Except for the inside surfaces of all walls, windows and doors bounding the Demised Premises, all of the Building, including exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises, used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

        19.2 Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Demised Premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, stairways and other parts thereof, and to erect, maintain and use pipes, duct and conduits in and through the Demised Premises, all as Landlord may deem necessary or desirable; provided, however, that there no unreasonable obstruction of the means of access to the Demised Premised or unreasonable interference with the use of the Demised Premises. Nothing contained in this
Article 19 shall impose upon Landlord any duty, obligation or liability with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority, except only to the extent otherwise specifically set forth in this Lease.

        19.3 Landlord reserves the right to name the Building and to change the name or address of the Building at any time from time to tine. Neither this Lease nor any use by Tenant shall give Tenant any easement or other right in or to the use, if any, of any door or any passage or any concourse or any place connecting the Building with any subway or any other building; or to any public conveniences, and the use of such doors, passages, concourses, plazas and conveniences may without notice to Tenants be regulated or discontinued at any time by Landlord. If at a time any windows of the Demised Premises are temporarily darkened or obstructed incident to or by reason of repairs, replacement maintenance and/or cleaning in, on, to or about the Building of any part or parts thereof, or are temporarily or permanently closed or rendered inoperable, Landlord shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to and compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

        19.4 There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the Demised Premises, or in or to fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof, unless with respect to a failure by Landlord to make repairs, such failure is a default by Landlord of its obligations under this Lease.

        19.5 Landlord or Landlord's agent shall have the right to enter and/or pass through the Demised Premises or any part thereof, at reasonable times during reasonable hours (i) to examine the Demised Premises and to show them to the fee owners, lessors of superior leases, holders of superior mortgages, or prospective purchasers, mortgagees or lessees of the Building as an entirety, and (ii) for the purpose of making such repairs or changes or doing such repainting in or to the Demised Premises in or to the Building or its facilities as may be provided for this Lease or as it may be required to make by law or in order repair and maintain the Building or its fixtures or facilities. Landlord, without cost or charge to Landlord by Tenant, shall be allowed to take all materials into and upon the Demised Premise that may be required for such repairs, changes, repainting and maintenance, without liability to Tenant (except to the extent not covered by the insurance that Tenant is required to maintain pursuant to this Lease, for damages to property or injuries to persons caused by the negligence of Landlord, its employees, agents, contractors and representatives). Landlord shall also have the right to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the Building. Entry by Landlord to or through the Demised Premises, where possible, shall be upon prior notice to Tenant, oral or written, as the circumstances may dictate, except in emergencies. During any such entry, Landlord shall not unreasonably obstruct the means of access to the Demised Premise or unreasonably interfere with the use of the Demised Premises by Tenant.

        19.6 During the period of twelve (12) months prior to the Expiration Date Landlord may exhibit the Demised Premises prospective tenants, such entry to be at reasonable times during normal business hours.

        19.7 For purposes of this Article 19, the term "Landlord" shall include lessors of leases and the holders mortgages to which this Lease is subject and subordinate as provided in Article 7.

        19.8 Landlord acknowledges that Tenant has advised Landlord that some of the business records to be maintained by Tenant in the Demised Premises may be of a confidential nature or contain other proprietary information. Landlord agrees that Landlord, its agents, employees, contractors and representatives shall use all reasonable efforts to avoid a breach of confidentiality and the disclosure of any such confidential information. Tenant agrees to take such precautions as may be necessary or appropriate to prevent the inadvertent disclosure and such confidential or other information to Landlord or Landlord's agents, employees, contractors or representatives. The foregoing shall not apply to any information which, at the time of its disclosure is or which thereafter becomes, through no fault of Landlord, part of the public domain by publication or otherwise or information which might have been acquired directly or indirectly without violation of the foregoing provisions of this Lease, Landlord agrees to indemnify and hold Tenant harmless from any cost, expense, loss, liability or claims therefore arising directly from a breach by Landlord, its agents, employees, contractors or representatives of the confidentiality provisions of this Section 19.8 due to Landlord's active gross negligence or wilful malfeasance, provided, however, that it is a condition precedent to the effectiveness of this indemnification that (i) Tenant shall have taken such precautions as may be necessary or appropriate to prevent the inadvertent disclosure of any such confidential or proprietary information to Landlord or Landlord's agents, employees, contractors or representatives, and (ii) Landlord shall have reasonably prompt notice of any such claim, loss, cost or expense asserted against Tenant and the opportunity for Landlord to appear and defend against such claims, utilizing counsel of Landlord's choice. Nothing contained in this Section 19.8 shall or shall be deemed to require Landlord to provide any service to the Demised Premises, including, without limitation, cleaning services, in a fashion which differs in any material respect from the provision of such service to the other tenants in the Building.



                                          ARTICLE 20

     Notice of Accidents 20.1 Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises for which Landlord might be liable, (ii) all fires in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts of appurtenances or the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

                                          ARTICLE 21

                              Non-Liability and Indemnification

        21.1 Neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by or due to the negligence of Landlord, its agents or employees, with or without contributory negligence on the part of Tenant.

        21.2 Tenant shall indemnify, save harmless and defend Landlord and its agents against and from (a) any and all claims (i) arising from (x) the use or occupancy of the Demised Premises, or (y) any work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, or (ii) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or its or their employees, agents or contractors, and (b) all reasonable costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend such action or proceeding.

        21.3 Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant hereunder shall be in no way affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption or priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or other like cause beyond Landlord's reasonable control.

                                          ARTICLE 22

                                    Destruction or Damage

        22.1 If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other cause, then whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its employees, agents or visitors (and if this Lease shall not have been terminated as in this Article 22 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises, at its expense, with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of Tenant's Property, including without limitation, Tenant's Initial Alterations, it being understood and agreed that Landlord's obligations with respect to the Demised Premises shall be to restore the Demised Premises to substantially the same condition as existed on the Commencement Date.


        22.2 If the Building or the Demised Premises shall be partially damaged or partially destroyed by fire or other cause, the fixed rent and additional rent payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable and for the period from the date of such damage or destruction to the date which is thirty (30) days after the date that the damage shall be substantially repaired or restored. If the Demised Premises or a major part thereof shall be totally (which shall be deemed to include substantially totally) damaged or destroyed or rendered completely (which shall be deemed to include substantially completely) untenantable on account of fire or other cause, the rent fixed rent and additional rent abate as of the date of the damage or destruction and until the date which is thirty (30) days after Landlord shall have repaired, restored and rebuilt the Building and the Demised Premises, provided, however, that should Tenant reoccupy a portion of the Demised Premises during the period the Demised Premises are made completely untenantable, fixed rent and additional rent allocable to such portion shall be payable by Tenant from the date of such occupancy.

        22.3 If the Building or the Demised Premises shall be totally damaged or destroyed by fire or other cause, or if the Building shall be so damaged or destroyed by fire or other cause as to require a reasonably estimated expenditure of more than forty (40%) percent of the full insurable value of the Building immediately prior to the casualty, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within one hundred eighty (180) days after the date of the casualty. In case of any damage or destruction mentioned in this Article 22, Tenant may terminate this Lease by notice to Landlord, if Landlord has not completed the making of the required repairs and restored and rebuilt the Building and the Demised Premises within eighteen (18) months from the date of such damage or destruction, or within such period after such date (not exceeding six (6) months) as shall equal the aggregate period Landlord may have been delayed in doing so by adjustment of insurance, labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control and such termination shall be effective upon the expiration of thirty (30) days after the date of such notice. Without limiting the generality of the foregoing, if, during the last eighteen (18) months of the term of this Lease, fifty percent (50%) or more of the area of the Demised Premises is damaged or destroyed by fire or other casualty and are, thus, rendered unusable and untenantable by Tenant, Tenant shall have the right to terminate this Lease by giving Landlord notice to such affect within twenty
(20) days after the date of the fire or other casualty. If Tenant elects to terminate this Lease as aforesaid, this Lease shall terminate on the date which is thirty (30) days after the date of the fire of other casualty as if such date were the Expiration Date herein originally fixed. In such event, and in any other event under this Article 22 wherein Tenant has the right to terminate this Lease due to a fire or other casualty, as a condition to the effectiveness of Tenant's termination notice and to the termination of this Lease in accordance therewith, Tenant shall, and hereby agrees to, assign to Landlord all of Tenant's right, title and interest in and to all insurance proceeds with respect to Tenant's Initial Alterations and Landlord shall have the sole right to adjust any loss in connection therewith.

        22.4 No damages, compensation or claim shall by payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article 22. Landlord shall use its best efforts to effect such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy.

        22.5 Notwithstanding any of the foregoing provisions of this Article 22, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction to the Demised Premises or the Building by fire or other cause, by reason of Tenant's willful acts or omissions some action or inaction on the part of Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, there shall be no abatement of Tenant's fixed rent and additional rent until the total amount of such rents not abated which would otherwise have been abated equals the amount of uncollected insurance proceeds. The provisions of this 22.5 shall not, in any way, obviate or adversely affect Landlord's obligation under Section 11.2 of this Lease with respect to obtaining a waiver of subrogation of permission for waiver of claim in Landlord's fire and casualty insurance policies.

        22.6 Landlord will not carry separate insurance of any kind on Tenant's Property and Landlord shall not be obligated to repair any damage thereto or replace the same.

        22.7 In the event of the termination of this Lease pursuant to any of the provisions of this Article 22, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date.

        22.8 The provisions of this Article 22 shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application to the Demised Premises and this Lease.

                                          ARTICLE 23

                                         Condemnation
        23.1 In the event that the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the Demised Premises shall be so condemned or taken, then, effective as of the date of vesting of title, the fixed rent and additional rents under Article 5 hereunder shall be abated in an amount proportionate to the area of the Demised Premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the Demised Premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, or (b) if such condemnation or taking shall be of a substantial part of the Demised Premises or of a substantial part, of the means of access thereto, Tenant may, at Tenant's option, by delivery of notice in writing to Landlord within thirty (30) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the fixed rent and additional rents payable under Article 5 payable hereunder shall be abated to the extent hereinbefore provided in this Article 23. In the event that only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby grant with respect to the remaining portion of the Demised Premises are not terminated as hereinbefore provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

        23.2 In the event of its termination in any of the events hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the Expiration Date, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date.

        23.3 In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award.

        23.4 It is expressly  understood  and agreed that the provisions of this
Article 23 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period, If the temporary use of all or any part of the Demised Premises shall be taken at any time during the term of this Lease for any public or quasi-public purpose by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Tenant and those authorized to exercise such right, the term of the Lease shall not be affected in any way and Tenant shall continue to pay in full the fixed rent and additional rent herein provided to be paid by Tenant, and, subject to the other provisions of this Article 23 and except as hereinafter provided, Tenant shall be entitled to receive any award or payment for such use. If such taking is for a period extending beyond the term of this Lease and if any award or payment made for such use is made in a lump sum, such award or payment shall be apportioned between Landlord and Tenant as of the Expiration Date. If such taking results in changes or alterations in or to the Demised Premises which would necessitate an expenditure, after repossession, to restore the Demised Premises to its former condition and such award or payment includes an amount (whether or not specified) to compensate for such expenditure, and if possession of the Demised Premises shall revert to Tenant prior to the expiration of the term, Tenant shall restore the Demised Premises at Tenant's own cost, and in all respects indemnify Landlord against and save Landlord harmless from matters resulting from such taking, and the portion, if any, of the award or payment to compensate for such expenditure shall be made available by Landlord for the purpose of paying the cost of such restoration to be performed by Tenant. If possession of the Premises shall revert to Landlord after expiration of the term of this Lease, such portion of said award shall be paid and shall belong solely to Landlord.

        23.5 In the event any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article 23, then (i) if such compliance is the obligation of Tenant under this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this Lease, the fixed rent hereunder shall be reduced and additional rents under Article 5 shall be adjusted in the same manner as is provided in Section 23.1 according to the reduction in rentable area of the Demised Premises resulting from such taking, provided, however, that if such taking is of a substantial part of the Demised Premises or of a substantial part of the means of access thereto, Tenant may, at Tenant's option terminate this Lease in the manner, and following the procedures as set forth in Section 23.1.

                                          ARTICLE 24

                                          Surrender

        24.1 On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease.

        24.2 Tenant agrees it shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant i-n surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender the Demised Premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the Demised Premises is not surrendered to Landlord within two (2) days after the date of the expiration or sooner termination of the term of this Lease, then Tenant will pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over in the Demised Premises after expiration or termination of the term of this Lease, a sum equal to two (2) times the average rent and additional rent which was payable per month under this Lease during the last six months of the term hereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this Lease.


                                          ARTICLE 25

                                   Conditions of Limitation

        25.1 This Lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law or any involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed by or against Tenant under the reorganization provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant of or for the property of Tenant shall be appointed, then, Landlord may, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues for thirty (30) days, give Tenant a notice of intention to end the term of this Lease at the expiration of ten (10) days from the date of service of such notice of intention, and upon the expiration of said ten (10) day period this Lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in
Article 27.

        25.2 This Lease and the term and estate hereby granted are subject to further limitation as follows:

               (a) whenever Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for five (5) days after Landlord shall have given Tenant notice specifying such default, or

               (b) whenever Tenant shall fail to perform and observe the non monetary obligations contained in this Lease on Tenant's part to perform and observe, and if such default shall continue and shall not be remedied by Tenant within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability (as more particularly described in Article 10 hereof) or termination of any superior lease or foreclosure of any superior mortgage, if Tenant shall not, (i) within said fifteen (15) day period advise Landlord of Tenant's intention to duly institute such steps necessary to remedy such situation, (ii) duly institute within said fifteen (15) day period, and thereafter diligently and continuously prosecute to completion all steps necessary to remedy the same and (iii) complete such remedy within a reasonable period of time after the date of the giving of said notice of Landlord, or

               (c) whenever any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 36, or


               (d) whenever Tenant shall vacate and abandon the Demised Premises (unless as a result of a casualty) with the intention not to return thereto, or

               (e) whenever Tenant shall default in the due keeping, observing or performance of any covenant, agreement, provision or condition of Article 2 hereof on the part of Tenant to be kept, observed or performed and if such default shall continue and shall not be remedied by Tenant within seventy-two
(72) hours after Landlord shall have given to Tenant a notice specifying the same,

then in any of said  cases  set  forth  in the  foregoing  Subsections  (a),(b),
(c),(d) and (e) Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of three (3) days from the date of the service of such notice of intention, and upon the expiration of said three (3) days this Lease and the term and estate hereby granted, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.


        25.3 If an order for relief is entered in any case which is commenced by or against Tenant under the present or any future federal bankruptcy code, Landlord shall be entitled to invoke any and all rights and remedies available to it under such bankruptcy code or this Lease, including, without limitation, such rights and remedies as may be necessary to protect adequately Landlord's right, title and interest in and to the Demised Premises or any part thereof.

                                          ARTICLE 26

     Re-Entry by Landlord 26.1 If Tenant shall default in the payment of any installment of fixed rent, or of any additional rent, on any date upon which the same ought to be paid, and if such default shall continue for five (5) days after Landlord shall have given to Tenant a notice specifying such default, or if this Lease shall expire or be terminated as in Article 25 provided, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, by summary dispossess proceedings or by any suitable action or proceeding at law (but, absent a Court order, not by force), to the end that, Landlord may have, hold and enjoy the Demised Premises again as and of its first estate and interest therein. The word re-enter, as herein used, is not restricted to its technical legal meaning. In the event of any termination of this Lease under the provision of Article 25 or if Landlord shall re-enter the Demised Premises under the provisions of this Article 26 or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed rent and additional rent payable by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord

        26.2 In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as of specific remedies were not provided for herein.

        26.3 If this Lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any fixed rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law.

                                          ARTICLE 27
                                           Damages

        27.1 If this Lease is terminated under the provisions Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provisions of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

               (a) a sum which at the time of such termination this Lease or at the time of any such re-entry by Landlord, as the case may be re resents the then value of the excess, of

     (i) the aggregate of the fixed rent and additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this Lease no so terminated or had Landlord not so re-entered the Demised Premises, over


     (ii) the aggregate rental value of the Demised Premises for the same period, or

               (b) sums equal to the fixed rent and the additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due date therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall re-let the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, which shall be equal to the loss rents as and when received by Landlord from such re-letting, less the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Demised Premises and the rental thereof. Any such re-letting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, or shall Tenant be entitled in any suit for the collection of damages pursuant to this Subsection 27.1(b) to a credit in respect of any net rents from a re-letting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be re-let in combination with other space, the rent received from such re-letting and the expenses of re-letting shall be apportioned on a square foot basis. If the Demised Premises or any part thereof be re-let by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so re-let during the term of the re-letting.

        27.2 Suit or suits for the recovery of such damages, any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises, Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant for any sums of damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of tenant. Nothing herein contained shall be construed to limit or prejudice the right of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in
Section 27.1.

                                          ARTICLE 28

                                           Waivers

        28.1 Tenant does hereby waive and surrender all right and privilege which Tenant might have under or by reason of present or future law, to redeem the Demised Premises or to a continuance of this Lease for the term hereby demised after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

        28.2 In the event that Tenant is in arrears in payment of fixed rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

        28.3 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other or any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the Demised Premises including any claim of injury or damage, or any emergency or other statutory remedy with respect thereto, Tenant also waives the provisions of any law relating to notice and/or delay __ of execution in case of an eviction or dispossess, and of any other law of like import now or hereafter in effect. If Landlord commences any summary proceeding, Tenant agrees that Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, except for mandatory counterclaims.

        28.4 The provisions of Article 17 and 18 shall be considered express agreements governing the services to be furnished by Landlord, and Tenant agrees that any laws and/or requirements of public authorities, now or hereafter in force, shall have no application in connection with any enlargement of Landlord's obligations with respect to such services.

                                          ARTICLE 29

                              No Other Waivers or Modifications

        29.1 The failure of either party to insist in any one more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election here contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No executory agreement hereafter made between Landlord and Tenant shall be made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

        29.2 The following specific provisions of this Section 29.2 shall not be deemed to limit the generality of Section 29.1;

               (a) No agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord unless same is pursuant to a final non-appealable Court order that does not require Landlord's signature, The delivery of keys to an employee of Landlord or its agents shall not operate as a termination of this Lease or surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease.

                                          ARTICLE 35

                                  No other Representations,
                      Construction, Governing Law, Inability To Perform

        35.1 Tenant expressly acknowledges and agrees that Landlords has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. This Lease and said other written agreement(s) made concurrently herewith, if any, are hereinafter referred to as the "Lease Documents". it is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the Lease Documents, which alone fully and completely express their agreement and that the same are entered into after full investigation, neither party relying upon any statement nor representation made by the other and not embodied in the Lease Documents.

        35.2 If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of said provision or provisions to persons of circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and, subject to the foregoing, every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

        35.3 This Lease shall be governed in all respects by the laws of the State of New York. Any legal action or proceeding with respect to this Lease, or any of the transactions contemplated hereby shall be brought only in the Courts of the State of New York located in the County of New York.

        35.4 Except as otherwise specifically set forth in the Lease, this Lease and the obligation of Tenant to pay fixed rent and additional rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no-way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other; and those events set forth in Section 16.7 as being not withing Landlord's control.

                                          ARTICLE 36

                           Assignment, Mortgaging, Subletting, Etc.

        36.1 Tenant expressly covenants and agrees that it shall not, and does not have the right or power to, assign, mortgage, pledge, encumber, hypothecate or otherwise transfer this Lease or any interest of Tenant herein, nor sublet all or any part of the Demised Premises or suffer or permit the Demised Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without the prior written consent of Landlord in each instance.

        36.2 If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or any part of the Demised Premises, Tenant shall give notice thereof to Landlord which notice shall be deemed an offer from Tenant to Landlord whereby Landlord shall have the option to terminate this Lease (as to a sublease of less than all or substantially all of the Demised Premises, to terminate this Lease only as to the portion of the Demised Premises which Tenant desires to sublet). Said option may be exercised by Landlord by notice to Tenant at any time within forty-five (45) days after the aforesaid notice has been given by Tenant to Landlord and during such forty-five (45) day period Tenant shall not assign this Lease nor sublet such space to any person. If Landlord exercises its option to terminate this Lease, this Lease shall end and expire on the date set forth in Landlord's notice, which date (the "Surrender Date") shall be the last day of the calendar month in which occurs the date which is one hundred twenty (120) days after the date of Landlord's notice, and the fixed rent and a coitional rent hereunder shall be paid and apportioned to such date,

        36.3 If Landlord exercises its option to terminate this Lease pursuant to Section 36.2, Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease the Demised Premises (or any part thereof) to Tenant's prospective assignee or subtenant. In the event of such surrender by Tenant of a portion of the Demised Premises, effective as of the date immediately following the Surrender Date, the fixed rent payable by Tenant under this Lease shall be reduced by an amount equal to that portion of the fixed rent payable under this Lease which is allocable to the space so surrendered and the additional rent payable by Tenant under this Lease shall be equitably adjusted, If the entire Demised Premises be so surrendered by Tenant, this Lease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date herein specified for the expiration of the full term of Lease, In the event of such surrender by Tenant of a portion of the Demised Premises, any changes, improvements and alterations to the space constituting the Demised Premises after the Surrender Date (i.e., the space not so surrendered by Tenant) or any part thereof (including, but not limited to, the erection of a demising wall to separate the space constituting the Demised Premises after the Surrender Date from the space so surrendered) made necessary or desirable by reason of such surrender shall be made by Landlord at Tenant's expense. Tenant covenants and agrees that, in the event of such surrender by Tenant of a portion of the Demised Premises, Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such portion of the Demised Premises so surrendered, permit the occupant or occupants of such portion the use of the core facilities on said floor, and permit on said floor reasonably appropriate directional signs for each occupant or occupants and appropriate designations in the passenger cabs serving said floor.

        In the event of any such surrender by Tenant the Demised Premises or a portion thereof, Landlord and Tenant shall, at the request of either party, execute and deliver an agreement in recordable form to the effect hereinbefore stated.

        36.4 In the event Landlord does not exercise or timely exercise the option referred to in Section 36.2 hereof, Landlord covenants not to unreasonably withhold or delay its consent to such proposed assignment or subletting by Tenant of such space to the proposed assignee or subtenant on said covenants, agreements, terms, provisions and conditions set forth in the notice to Landlord referred to in Section 36.2, provided, however, that Landlord shall not in any event be obligated to consent to any such proposed assignment or subletting unless all of the following conditions are satisfied:

               (a) the proposed assignee or subtenant is (i) of a financial standing and (ii) engaged in a business reasonably satisfactory to Landlord, and the premises will be used in a manner which is in keeping with the then standards of the Building and the proposed assignment or subletting does not violate any negative covenants as to use contained in any other lease made between Landlord and other tenant(s) of the Building;

               (b) the proposed assignee or subtenant is a reasonably reputable party;
               (c) the proposed assignee or subtenant is not then a tenant, subtenant or othhrwise an occupant of any part of The Chrysler or Building or Building or a corporation or other entity which controls or is controlled by such tenant, subtenant or occupant or is under common control with such tenant, subtenant or occupant;

               (d) that the assignment or subletting shall not have the effect (or give the utility company serving the Building with electricity cause to claim) that Landlord may not service the Demised Premises, or any part thereof, or any other rentable portion of the Building with electricity on a "rent inclusion" basis;

               (e) there shall be no default by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such assignment or subletting is requested and on the effective date of the assignment or the proposed sublease;

               (f) the proposed assignee or subtenant shall not be (i) a government or any subdivision or agency thereof, or (ii) a school, college, university or educational institution of any type, whether for profit or nonprofit or (iii) an employment or recruitment agency;

               (g) Tenant shall reimburse Landlord for any reasonable expenses that may be incurred by Landlord in connection with the proposed assignment or sublease, including without limitation the reasonable costs of investigating the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

               (h) the proposed assignment shall be for a consideration or the proposed subletting shall be at a rental rate not less than the rental rates being charged under leases being entered into by Landlord for comparable space in the Building and for a comparable term and in no event shall Tenant advertise or list with brokers at any lower rental rate;

               (i) such proposed subletting will result in there being no more than three (3) occupants per floor of the Demised Premises including Tenant and all subtenants, and

               (j) the space to be sublet shall be regular in shape with appropriate means of ingress and egress and suitable for normal renting purposes.

        36.5 If Landlord fails to exercise its option under section 36.2 and consents to a proposed assignment or sublease and Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section 36.2 before assigning this Lease or subletting all or part of the Demised Premises.

        36.6 With respect to each and every sublease or subletting authorized by Landlord or made without the need for Landlord's consent pursuant to Section 36.9, under the provisions of this Lease, it is further agreed that each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, (c) be responsible for any monies owing by or on deposit with Tenant to the credit of such subtenant whether in the nature of security or otherwise unless and to the extent such monies are delivered to Landlord, or (d) be bound-by any previous modification of such sublease or by any previous prepayment of more than one (1) month's fixed rent and additional rent. The provisions of this Section shall be self-operative and no further instrument shall be required to give effect to this provision.

        36.7 If the Landlord shall give its consent to any assignment of this Lease or to any sublease or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

               (a) in the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, lease-hold improvements, equipment, furniture, furnishings or other personal property) less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions and advertising costs in connection with such assignment; and

               (b) in the case of a sublease, any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but, not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property), less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions, advertising costs and the cost of demising the premises so sublet in connection with such sublease. The sums payable under this Section shall be paid to Landlord as and when payable by the subtenant to Tenant.

        36.8 If Tenant is a corporation other than a corporation whose stock is listed and traded on an internationally recognized stock exchange (hereinafter referred to as a "public corporation"), the provisions of Section 36.1 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer or a majority of the stock of Tenant were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (a) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (b) the net worth of Tenant herein named on the date of this Lease and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

        If Tenant is a partnership, the provisions of Section 36.1 shall apply in the case of a transfer of partnership interests as if such transfer were an assignment of this Lease.

        36.9 Tenant may, without Landlord's consent, but otherwise upon compliance with the provisions of this Lease, including the provisions of section 36.11, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant including a joint venture in which Tenant is a joint venture partner with control, (each a "Related Entity") to sublet all or part of the Demised Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such Related Entity any right or interest in this Lease or the Demised Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the legal and equitable interest in any other business entities.

        36.10 Any assignment or transfer, even if made with Landlord's consent, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed.

        36.11 Each subletting pursuant to this Article 36 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant shall promptly furnish to Landlord a copy of each such sublease, Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 36.

        36.12 If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant (but without increasing the obligations of the subtenant under its sublease) or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of any of Tenant's covenants contained in this Article 36 or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

        36.13 Landlord will, at the request of Tenant and at Tenant's expense, maintain listings on the Building directory of the names of Tenant, Tenant's program, Empire Mental Health Choice and any other Related Entity, person, firm, association or corporation in occupancy of the Demised Premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing, provided, however, that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of square feet of rentable area of the Demised Premises is to the aggregate number of square feet of rentable area of the Building. The listing of any name other than that of the Tenant and Empire Mental Health Choice, whether on the doors of the Demised Premises, on the Building directory, or otherwise shall not operate to vest any right or interest in this Lease or in the Demised Premises or be deemed to be the written consent of the Landlord mentioned in this Article 36, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

                                          ARTICLE 37

                                       Security Deposit

        37.1 The original named tenant, Empire Blue Cross and Blue Shield shall not be required to deposit with Landlord any security deposit. However, if this Lease is assigned or otherwise transferred to any entity which is not a Related Entity (for the purposes of this Article 37 such successor or assignee being referred to as the "Successor Tenant"), Landlord shall have the right to require, as a condition to Landlord's consent to such assignment of this Lease, that the Successor Tenant deposit with Landlord an amount equal to two (2) months fixed rent and additional rent, computed as of the effective date of the assignment, which sum shall be deposited as security for the faithful performance and observance by the Successor Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that in the event the Successor Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which the Successor Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Successor Tenant's default in respect of any of the terms, provisions, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that the Successor Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to the Successor Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by the Successor Tenant from all liability for the return of such security; and the Successor Tenant agrees to look solely to the new Landlord for the return of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. The Successor Tenant covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any-portion or all of the security deposited, the Successor Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be the amount set forth above,

                                          ARTICLE 38

                                  Deleted Prior to Execution

                                          ARTICLE 39

                                        Miscellaneous

        39.1 Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used,

     (a) for a banking, trust company, or safe deposit business,

     (b) as a savings bank, or a savings and loan association or a loan company,

     (c) for the sale of travelers checks and/or foreign money exchange,

     (d) as a stock brokerage office dealing with the general public on an off the street basis,

     (e) as a news and/or cigar stand, or

     (f) as a restaurant and/or bar and/or for the sale of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods or the preparation, dispensing or consumption of food or beverages in any manner whatsoever, provided, however, that in connection with, and incidental to, Tenant's use of the Demised Premises for general and executive offices, Tenant, at its sole cost and expense, and upon compliance with all applicable laws, rules, regulations and ordinances, may use a portion of the Demised Premises for an employee's lounge and may install therein a "dwyer" or similar unit or microwave ovens for the purposes of warming food, and vending machines ` which, if same dispense beverages or other liquids or refrigerates, shall each have a waterproof pan located thereunder, connected to a drain. 39.2 Tenant hereby represents, covenants and agrees that Tenant's business is not photographic reproductions and/or documentary reproductions and/or offset printing. Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof or permit the Demised Premises or any part thereof to be used, for the business of photographic reproductions and/or documentary reproductions and/or offset printing. Nothing contained in this Section
     39.2 shall preclude Tenant from using any part of the Demised Premises for photographic reproductions and/or documentary reproduction and/or offset printing in connection with, either directly or indirectly, its own business.

        39.3 If, in connection with obtaining financing for the Building. a bank, insurance company or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder, alter the economic terms of this Lease, decrease Landlord's obligations or materially adversely affect the leasehold interest hereby created.

        39.4 If Landlord shall consent to Tenant's request for the omission or removal of any part of, or the insertion of any door or other opening in, any wall separating the Demised Premises from adjoining space leased to another tenant, then (i) Tenant shall be responsible for all risk or damage to, or loss or theft of, property arising as an incident to such omission or removal or the use of such door or other opening, or because of the existence thereof, and shall indemnify and save Landlord harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, subject to the provisions of Section 11.6, unless due to Landlord's negligence, and (ii) in the event of termination of this Lease or the lease of said other tenant, Landlord may enter the Demised Premises and Landlord, at Tenant's expense, may close up such door or other opening by erecting a wall to match the wall separating the Demised Premises from said adjoining space, and Tenant shall not be entitled to any diminution or abatement of rent or other compensation by reason thereof; provided, however, that nothing herein contained shall be deemed to vest Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with any proceeding or action which may hereafter be instituted by Landlord for the recovery of the possession of said adjoining space, unless Landlord, in its sole discretion, elects to make Tenant a party to such action.

        39.5 Without incurring any liability to Tenant, but subject to the provisions of Section 19.5, Landlord may permit access to the Demised-Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustees assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's Property or for any other lawful purpose (but this provision and any action by Landlord shall not be deemed to be a consent or recognition that the person or official making such demand has any right or interest in or to this Lease, or in or to the Demised Premises), or upon demand of any representatives of the fire, police, building, sanitation or other department of the city, state or federal governments. Landlord shall be entitled to rely upon and assume the genuineness of all certificates or credentials presented to Landlord by the individuals seeking such access.

        39.6 Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease (if any) at any time when Tenant then currently is in default in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Lease.

        39.7 Tenant shall not place or permit to be placed any vending machines in the Demised Premises, except as provided in Section 39.1(vi) or otherwise with the prior written consent of Landlord in each instance.

        39.8 Tenant shall not occupy any space in The Chrysler Building or the Building (by assignment, sublease or otherwise) other than the Demised Premises, except with the prior written consent of Landlord in each instance.

        39.9 Tenant will not clean, nor require, permit, suffer or allow to be cleaned, any window in the Demised Premises, from the outside in violation of
Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

        39.10 Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

        39.11 The Article headings of this Lease are for convenience only and are not to be given any effect whatsoever in construing this Lease.

        39.12 This Lease shall not be binding upon Landlord unless and until it is signed by Landlord and a signed copy thereof is delivered by Landlord to Tenant.

        39.13 The definitions set forth in Exhibit E annexed hereto shall be utilized for purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires.

        39.14 The various terms which are defined in other Articles of this Lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

        39.15 The Exhibits annexed to this Lease shall be deemed part of this Lease with the same force and effect as if such Exhibits were numbered Articles of this Lease.

        39.16 Tenant shall not, except with the prior written consent of Landlord, use or permit to be used the words "Chrysler Building" or any combination or simulation thereof for any purpose whatsoever including (but not limited to) as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services or as part of an address.

        39.17 If either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder then, in that event, the unsuccessful party in such action or proceeding (whether as plaintiff or defendant therein) agrees to reimburse the successful party for all reasonable expenses incurred in connection therewith, including reasonable attorney's fees, costs and disbursements incurred by the successful party.

                                          ARTICLE 40

                                         Late Charges

        40.1 If Tenant shall fail to pay all or any part of any installment of fixed annual rent or additional rent for more than ten (10) days after the same shall have become due and payable, then Tenant shall pay as additional rent hereunder to Landlord a late charge of Six Cents ($0.06) for each dollar of the amount of such fixed annual rent or additional rent which shall not have been paid to Landlord within such ten (10) days after becoming due and payable. Notwithstanding the foregoing, at such time or times during the term of this Lease that the amounts payable by Tenant for items of additional rent shall be increased or changed pursuant to the provisions of this Lease, no late charge shall be due or payable until the expiration of twenty (20) days after the date that Tenant shall receive a statement from Landlord requiring the payment thereof at the increased or changed rate.

        40.2 In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money (including without limitation, payment of fixed and additional rent) and payment is not made within ten (10) days after the same shall become due, Tenant shall pay as additional rent hereunder, interest on such sum or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be computed at a rate which shall be two (2%) percent per month; provided, however, in no event shall such interest be in excess of the highest rate of interest which shall from time to time be permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to the terms of a lease. Any late charge paid pursuant to Section 40.1 above shall reduce interest accrued hereunder with respect to the same late payment.

        40.3 The late charge payable pursuant to Section 40.1 above and the interest payable pursuant to Section 40.2 above shall be (i) payable on demand and (ii) without prejudice to any of Landlord's rights and remedies hereunder at law or in equity for nonpayment or late payment of rent or other sum and in addition to any such rights and remedies. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges and interest as provided in this Article 40 shall constitute waiver by Landlord of its right to enforce the provisions of this Article 40 in any instance thereafter occurring. The provisions of this Article 40 shall not be construed in any way to extend the grace periods or notice periods provided for in Article 25 of this Lease.

                                          ARTICLE 41

                                  Deleted Prior to Execution


                                          ARTICLE 42

                                 Tenant's Initial Alterations
                                 Tenant Improvement Allowance



        42.1 Following the Commencement Date, Tenant shall commence Tenant's Initial Alterations and complete same within the one year after the Commencement Date. Tenant's Initial Alterations shall be undertaken and completed in accordance with the terms of this Lease, including, without limitation, the provisions of Article 13 hereof. Subject to the provisions of this Article 42, Landlord shall contribute an amount not to exceed One Million Eight Hundred
Fifty-Nine   Thousand  Four  Hundred   Dollars   ($1,859,400.00)   (the  "Tenant
Improvement Allowance") toward the cost of Tenant's Initial Alterations. Landlord shall disburse a portion of the Tenant Improvement Allowance to Tenant from time to time, within fifteen (15) days after receipt of the items set forth in Section 42.2 provided that on the date of a request and on the date of disbursement from the Tenant Improvement Allowance, Tenant shall not be in default in performing or observing any of the obligations on Tenant's part to be performed and observed under this Lease following any required notice and the expiration of any applicable grace period. Disbursements to Tenant of portions of the Tenant Improvement Allowance shall not be made more frequently then monthly.

        42.2 Landlord shall reimburse Tenant from the Tenant Improvement Allowance for costs incurred by Tenant in connection with Tenant's Initial Alterations upon Landlord's receipt of the following items:

               (a) A request from Tenant for such disbursement signed by the officer of Tenant designated in writing for such purpose, which request shall certify that the amount requested is equal to the aggregate amounts theretofore paid or payable by Tenant to Tenant's contractors, subcontractors and material suppliers which requested funds have not been the subject of a previous disbursement from the Tenant Improvement Allowance;

               (b) Photocopies of all receipts, invoices and bills for the work completed and materials furnished in connection with Tenant's Initial Alterations and incorporated in the Demised Premises which are to be paid from the requested disbursement or which have been paid by Tenant and for which Tenant is seeking reimbursement;

               (c) A certificate of Tenant's independent licensed architect stating (i) that, in the architect's opinion, the portion of Tenant's Initial Alterations theretofore completed and for which the disbursement is requested was performed in a good and workmanlike manner and substantially in accordance with the final plans and specifications therefore, as approved by Landlord, (ii) the percentage of completion of the Tenant's Initial Alterations as of the date of such certificate, and (iii) the estimated total cost to complete the performance of Tenant's Initial Alterations; and

               (d) Any amounts payable to Landlord in connection with Tenant's Initial Alterations including, without limitation, any payments due for use of the freight elevator. The freight elevator charges payable by Tenant in connection with Tenant's Initial Alterations and the initial "move-in" by Tenant into the Demised Premises thereafter shall not exceed Eighty-Five Dollars ($85.00) per hour.

        42.3 In no event shall the aggregate amount paid by Landlord to Tenant under this Article 42 exceed the amount of the Tenant Improvement Allowance. Within sixty (60) days after the completion of Tenant's Initial Alterations and upon the satisfaction of the conditions set forth in Section 42.4, any amount of the Tenant Improvement Allowance which has not previously been disbursed shall be retained by Landlord, Upon the disbursement of the entire Tenant Improvement Allowance (or the portion thereof if, upon completion of Tenant's Initial Alterations, the Tenant Improvement Allowance is not exhausted) Landlord shall have no further obligation or liability whatsoever to Tenant for any further disbursements of any portion of the Tenant Improvement Allowance or otherwise to contribute towards the cost of Tenant's Initial Alterations, it being understood and agreed that Tenant shall complete, at its sole cost and expense, Tenant's Initial Alterations whether or not the Tenant Improvement Allowance is sufficient to fund such completion.

        42.4 Notwithstanding anything in this Article or this Lease to the contrary, on the earlier to occur of the date which is fifteen (15) days after completion of Tenant's Initial Alterations or the date upon which Tenant makes a request for disbursement to Tenant of the balance of funds remaining in the Tenant Improvement Allowance, as a condition to such release, if appropriate but in any event not later than fifteen (15) days following substantial completion of Tenant's Initial Alterations, Tenant shall deliver to Landlord waivers of lien from all contractors, subcontractors and material suppliers involved in the performance of Tenant's Initial Alterations and the furnishing of materials in connection therewith, together with a certificate from Tenant's independent licensed architect stating that (i) in the architect's opinion, Tenant's Initial Alterations have been performed (and completed) in a good and workmanlike manner and in accordance with the final plans and specifications therefore as approved by Landlord, and (ii) all contractors, subcontractors and material suppliers have been paid for the work performed in connection with Tenant's Initial Alterations or the materials furnished through such date.

        42.5 Notwithstanding anything in this Article 42 or this Lease to the contrary, Tenant, not Landlord shall be entitled to all rebates or credits due in connection with the Consolidated Edison of New York rebate program in connection with the work undertaken by Tenant as part of Tenant's Initial Alterations or as part of Tenant's Changes to any Additional Premises (as defined in Article 44). Landlord agrees to cooperate with Tenant, at Tenant's sole cost and expense in connection with Tenant's application for any such rebates or credits.

                                          ARTICLE 43
                                       Option to Renew

        43.1 Provided that this Lease is in full force and effect and Tenant is not then currently in default hereunder, Tenant shall have the option to extend the original term of this Lease for one (1) extension period of five (5) years ("Renewal Term"), commencing upon the expiration of the original term of this Lease, provided that Tenant shall give Landlord written notice of the exercise of its option at least twelve (12) months prior to the Expiration Date. The Renewal Term shall be on the same terms, covenants and conditions as are contained in this Lease for the original term except for:

               (i) the provisions of Section 1.4 (a) respecting the fixed rent, which shall be payable during the Renewal Term in accordance with the provisions of Section 43.2;

               (ii)   the provisions of Section 1.4(c);

               (iii) the covenants relative to the preparation of the Demised Premises byLandlord contained in Article 3 of this Lease;

               (iv) the Tenant Improvement Allowance contained in Article 42 of this Lease;

               (v) the Caption to Renew contained in this Article 43;

none of which shall be applicable to the Renewal Term. In addition, following Tenant's exercise of the option to extend the original term of this Lease for the Renewal Term, the Expiration Date referred to in Section 1.3 shall be deemed to be the last day of the Renewal Term or such earlier date upon which the term of this Lease may expire or be canceled or terminated. In no event shall Tenant shall have any further right of renewal beyond the Renewal Term. Any termination or expiration of this Lease during the original term shall terminate all rights of renewal hereunder.

        43.2 The provisions of Section 1.4 of this Lease shall not be applicable to the Renewal Term. The fixed rent payable during each year of the Renewal Term shall be the amount determined by (a) multiplying Thirty-Eight Dollars ($38.00) by the number of rentable square feet then contained in the Demise Premises, and adding thereto (b) the amount determined by multiplying the number of rentable square feet then contained in the Demised Premises by the amount of all increases in the Electrical Charge or Adjusted Electrical Charge pursuant to
Article 16 of this Lease, provided, however, that in no event shall the fixed rent during the Renewal Term be less than one Million Five Hundred Seventy Thousand One Hundred Sixty Dollars ($1,570,160.00).

                                          ARTICLE 44

                                 Options for Additional Space

        44.1 With respect to the premises cross-hatched and highlighted in red on page B-3 of Exhibit "B" and denoted there as the "6th Floor Rear Premises", provided that this Lease is in full force and effect and Tenant is not then currently in default hereunder, upon ten (10) Business Days written notice to Landlord, given not later than the last day provided for Tenant to exercise its option for the Renewal Term as provided in Article 43, Tenant shall have the option to lease the entire 6th Floor Rear Premises which contains approximately 7,185 rentable square feet. In such event, on the eleventh (11th) Business Day following the date of Tenant's notice to Landlord, the entire 6th Floor Rear Premises shall be added to and be deemed a part of the Demised Premises, upon and subject to all of the same terms and conditions of this Lease (provided, however, in no event shall the exercise of the option pursuant to this Section
44.1 be or be deemed to extend the term of this Lease). Tenant acknowledges and agrees that, except as set forth in Section 44.4 of this Lease, Landlord shall have no obligation to perform any work (including, without limitation, any of the work described herein as "Landlord's Work") with respect to the 6th Floor Rear Premises if, as and when same is added to the Demised Premises pursuant this Article 44, and Tenant shall accept the 6th Floor Rear Premises, as appropriate, in its then "as is" condition provide that same is delivered to Tenant vacant and broom-clean, Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that from time to time and at various times during the term of this Lease, at anytime prior to Landlord's receipt of notice from Tenant exercising its option under this Section 44.1 Landlord shall have the right to lease to other tenants, all or portion of the 6th Floor Rear Premises provided, however, that Landlord agrees that all such leases for the 6th Floor Rear Premises or any portion or portions thereof, to be entered into by Landlord with such other tenants during the original term of this Lease, shall provide for a term which is co-terminis with the original term of this Lease. If Tenant elects to extend the term of this Lease as provided in Article 43, unless Tenant simultaneously with or prior to the exercise of the option for the Renewal Term, exercises the option contained in this Section 44.1, during the Renewal Term Landlord shall have the right to enter into any lease for all or any portion of the 6th Floor Rear Premises as Landlord shall, in its sole discretion, determine without any limitation or restriction whatsoever, whether as to the term of such lease or otherwise. Tenant's option which is provided in this Section 44.1 shall terminate as of the date which is the last date for Tenant to exercise its option for the Renewal Term as set forth in Article 43.

        44.2 At all times during the original term of this Lease and the Renewal Term, if any, with respect to the premises cross-hatched and highlighted in blue on page B-4 of Exhibit "B" and denoted thereon as the "6th Floor Front Premises", which contains approximately 14,700 rentable square feet provided that this Lease is in full force and effect and Tenant is not then currently in default hereunder, Landlord agrees that it shall not enter into a lease for the entire 6th Floor Front Premises or any portion thereof with any tenant without first notifying Tenant that Landlord in good faith, intends to enter into a bona fide lease for all or a portion of the 6th Floor Front Premises. Tenant shall have ten (10) Business Days after Landlord's notice to notify Landlord in writing whether Tenant desires to exercise its option to lease all or such portion of the 6th Floor Front Premises as Landlord then intends to lease, If Tenant exercises its option to lease all or any such portion of the 6th Floor Front Premises, then as of the expiration of said ten (10) Business Day period, the 6th Floor Front Premises or such portion thereof shall be added to and be deemed a part of the Demised Premises, upon and subject to all of the same terms and conditions of this Lease (provided, however, in no event shall the exercise of the option pursuant to this Section 44.2 be or be deemed to extend the term of this Lease). Tenant acknowledges and agrees that, except as set forth in section 44.4 of this Lease, Landlord shall have no obligation to perform any work (including, without limitation, any of the work described herein as "Landlord's Work") with respect to any portion of the 6th Floor Front Premises which is added to the Demised Premises pursuant to this Article 44. Tenant shall accept the 6th Floor Front Premises or the portions thereof, as appropriate, in its then "as is" condition provided that same is delivered to Tenant vacant and broom-clean, If Tenant shall not timely exercise its option for the 6th Floor Front Premises or any such portion thereof, or shall reject same within the ten
(10) Business Days (failure to timely so accept, time being of the essence, being deemed a rejection), then Landlord shall have the right to enter into any lease for the 6th Floor Front Premises or such portion thereof as Landlord intends to lease, as Landlord, in its sole discretion, shall determine, without any limitation or restriction whatsoever, whether as to the term of such lease or otherwise, and Tenant's option with respect to the entire 6th Floor Front Premises or such portion thereof as Landlord intended to lease, shall be null, void and of no further force or effect,

        44.3 Provided that (i) this Lease is in full force and effect, (ii) Tenant is not then currently in default hereunder, (iii) Tenant has exercised its option for the Renewal Term and (iv) Tenant has, prior to the commencement of the Renewal Term, exercised its option to add to the Demised Premises, and has, in fact, added to the Demised Premises of the 6th Floor Rear Premises or all or a portion of the 6th Floor Front Premises (collectively, the "Additional Premises") then upon the commencement of the Renewal Term, Landlord agrees to pay to Tenant an amount equal to $22,50 per rentable square foot, (Additional Tenant Improvement Allowance") for each rentable square foot of the total Additional Premises which Tenant has leased as of the commencement of the Renewal Term. The Additional Tenant Improvement Allowance shall be paid to Tenant upon the commencement of the Renewal Term. After the commencement of the Renewal Term, no Additional Tenant improvement Allowance shall be due or payable with respect to any Additional Premises. Except for the Additional Tenant

               (b) The receipt by Landlord of rent with knowledge of breach of any obligation of this Lease shall not be deemed a waiver of such breach or any subsequent breach.

               (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.


                                          ARTICLE 30

                                       Curing Tenant's
                            Defaults, Additional Rent; Legal Fees

        30.1 If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) cure such default for the account and at the expense of Tenant, (a) without notice, in a case of emergency, and (b) in any other case, only if such default continues after the expiration of (i) five (5) days from the date Landlord gives Tenant notice of intention so to do, or (ii) the applicable grace period provided in Section 25.2 or elsewhere in this Lease for cure of such default, whichever occurs later, Any amount paid or any contractual liability incurred by Landlord in curing such default, including reasonable attorney's fees and disbursements, if any, shall be deemed paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord therefor on demand, If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be additional rent and shall be due and payable along with the next installment of fixed rent due hereunder.

                                          ARTICLE 31

                                        Parties Bound

        31.1 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 36 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 31 shall not be construed as modifying the conditions of limitation contained in Article 25. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner or lessee thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee) Building, but only with respect to the period ending with a subsequent transfer within the meaning of this Article 31.

        31.2 If Landlord shall be an individual, joint venture, tenancy in common, copartnership, unincorporated association, or corporation, Tenant shall look only to such Landlord's estate and property in the Building (or the proceeds thereof) and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies or the collection of a judgment (or other judicial process) requiring the payment of money by Landlord hereunder, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of landlord and tenant hereunder or Tenant's use or occupancy of the Demised Premises.

                                          ARTICLE 32
                                           Notices

        32.1 Except as otherwise provided in this Lease, a notice or communication which Landlord may desire or be required to give Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail or by overnight courier which provides receipted delivery, addressed to Tenant at 622 Third Avenue, New York, New York 10017 attn: Mr. Michael Schwartz, Director of Real Estate. Any notice by Tenant to Landlord must be served by registered or certified mail or by overnight courier which provides receipted delivery, addressed to Landlord at the address first hereinabove given with a copy of Landlord c/o Cushman & Wakefield, Inc., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 or at such other address as Landlord shall designate by written notice. The time of the giving of such notice or communication shall be deemed to be the time when the same is delivered to the intended recipient if personally delivered or sent by overnight courier or two (2) days after same has been postmarked if sent by mail. Either party hereto may change its mailing address by giving notice to the other pursuant to the provisions of this Article 32 but such notice of change of address shall be effective only if actually received.

                                          ARTICLE 33

                               Estoppel Certificate, Memorandum

        33.1 Each party agrees, at any time and from time to time, as requested by the other party, upon not less than twenty (20) days prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of his obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

        33.2 At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

                                          ARTICLE 34

                                  Deleted Prior to Execution

                                          ARTICLE 35

                                  No Other Representations,
                      Construction, Governing Law. Inability To Perform


        35.1 Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. This Lease and said other written agreement(s) made concurrently herewith, if any, are hereinafter referred to as the "Lease Documents". It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the Lease Documents, which alone fully and completely express their agreement and that the same are entered into after full investigation, neither party relying upon any statement or representation made by the other and not embodied in the Lease Documents.

        35.2 If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of said provision or provisions to persons of circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and, subject to the foregoing, every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

        35.3 This Lease shall be governed in all respects by the laws of the State of New York. Any legal action or proceeding with respect to this Lease, or any of the transactions contemplated hereby shall be brought only in the Courts of the State of New York located in the County of New York.

        35.4 Except as otherwise specifically set forth in the Lease, this Lease and the obligation of Tenant to pay fixed rent and additional rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no-way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency and those events set forth in Section 16.7 as being not within Landlord's control.

                                          ARTICLE 35

                           Assignment, Mortgaging, Subletting, Etc.

        36.1 Tenant expressly covenants and agrees that it shall not, and does not have the right or power to, assign, mortgage, pledge, encumber, hypothecate or otherwise transfer this Lease or any interest of Tenant herein, nor sublet all or any part of the Demised Premises or suffer or permit the Demised Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without the prior written consent of Landlord in each instance.

        36.2 If Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or any part of the Demised Premises, Tenant shall give notice thereof to Landlord which notice shall be deemed an offer from Tenant to Landlord whereby Landlord shall have the option to terminate this Lease (as to a sublease of less than all or substantially all of the Demised Premises, to terminate this Lease only as to the portion of the Demised Premises which Tenant desires to sublet). Said option may be exercised by Landlord by notice to Tenant at any time within forty-five (45) days after the aforesaid notice has been given by Tenant to Landlord and during such forty-five (45) day period Tenant shall not assign this Lease nor sublet such space to any person. If Landlord exercises its option to terminate this Lease, this Lease shall end and expire on the date set forth in Landlord's notice, which date (the "Surrender Date") shall be the last day of the calendar month in which occurs the date which is one hundred twenty (120) days after the date of Landlord's notice, and the fixed rent and additional rent hereunder shall be paid and apportioned to such date.

        36.3 If Landlord exercises its option to terminate this Lease pursuant to Section 36.2, Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease the Demised Premises (or any part thereof) to Tenant's prospective assignee or subtenant. In the event of such surrender by Tenant of a portion of the Demised Premises, effective as of the date immediately following the Surrender Date, the fixed rent payable by Tenant under this Lease shall be reduced by an amount equal to that portion of the fixed rent payable under this Lease which is allocable to the space so surrendered and the additional rent payable by Tenant under this Lease shall be equitably adjusted, If the entire Demised Premises be so surrendered by Tenant, this Lease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date herein specified for the expiration of the full term of Lease. In the event of such surrender by Tenant of a portion of the Demised Premises, any changes, improvements and alterations to the space constituting the Demised Premises after the Surrender Date (i.e., the space not so surrendered by Tenant) or any part thereof (including, but not limited to, the erection of a demising wall to separate the space constituting the Demised Premises after the Surrender Date from the space so surrendered) made necessary or desirable by reason of such surrender shall be made by Landlord at Tenant's expense. Tenant covenants and agrees that, in the event of such surrender by Tenant of a portion of the Demised Premises, Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from such portion of the Demised Premises so surrendered, permit the occupant or occupants of such portion the use of the core facilities on said floor, and permit on said floor reasonably appropriate directional signs for each occupant or occupants and appropriate designations in the passenger cabs serving said floor.

        In the event of any such surrender by Tenant of the Demised Premises or a portion thereof, Landlord and Tenant shall, at the request of either party, execute and deliver an agreement in recordable form to the effect hereinbefore stated.

        36.4 In the event Landlord does not exercise or timely exercise the option referred to in Section 36.2 hereof, Landlord covenants not to unreasonably withhold or delay its consent to such proposed assignment or subletting by Tenant of such space to the proposed assignee or subtenant on said covenants, agreements, terms, provisions and conditions set forth in the notice to Landlord referred to in Section 36.2, provided, however, that Landlord shall not in any event be obligated to consent to any such proposed assignment or subletting unless all of the (a) the proposed assignee or subtenant is (i) of financial standing and (ii) engaged in a business reasonably satisfactory to Landlord, and the premises will be used in a manner which is in keeping with the then standards of the Building and the proposed assignment or subletting does not violate any negative covenants as to use contained in any other lease made between Landlord and other tenant(s) of the Building;

               (b) the proposed assignee or subtenant is a reasonably reputable party;

               (c) the proposed assignee or subtenant is not a tenant, subtenant or otherwise an occupant of any part of The Chrysler or Building or the Building or a corporation or other entity which controls or is controlled by such tenant, subtenant or occupant or is under common control with such tenant, subtenant or occupant or is under common control with such tenant, subtenant or occupant;

               (d) that the assignment or subletting shall not have the effect (or give the utility company serving the Building with electricity cause to claim) that Landlord may not service the Demised Premises, or any part thereof, or any other rentable portion of the Building with electricity on a "rent inclusion" basis;

        (e) there shall be no default by Tenant under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such assignment or subletting is requested and on the effective date of the assignment or the propped sublease;

        (f) the proposed assignee or subtenant shall not be (i) a government or any subdivision or agency thereof, or (ii) school, college, university or educational institution of any type, whether for profit or nonprofit or (iii) an employment or recruitment agency;

        (g) Tenant shall reimburse Landlord for any reasonable expenses that may be incurred by Landlord in connection with the proposed assignment or sublease, including without limitation the reasonable costs of investigating the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

               (h) the proposed assignment shall be for a consideration or the proposed subletting shall be at a rental rate not less than the rental rates being charged under leases being entered into by Landlord for comparable space in the Building and for a comparable term and in no event shall Tenant advertise or list with brokers at any lower rental rate;

               (i) such proposed subletting will result in there being no more than three (3) occupants per floor of the Demised Premises including Tenant and all subtenants, and

               (j) the space to be sublet shall be regular in shape with appropriate means of ingress and egress and suitable for normal renting purposes.

        36.5 If Landlord fails to exercise its option under Section 36.2 and consents to a proposed assignment or sublease and Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of Section 36.2 before assigning this Lease or subletting all or part of the Demised Premises.

        36.6 With respect to each and every sublease or subletting authorized by Landlord or made without the need for Landlord's consent pursuant to Section 36.9, under the provisions of this Lease, it is further agreed that each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, (c) be responsible for any monies owing by or on deposit with Tenant to the credit of such subtenant whether in the nature of security or otherwise unless and to the extent such monies are delivered to Landlord, or (d) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's fixed rent and additional rent. The provisions of this Section shall be self-operative and no further instrument shall be required to give effect to this provision.

        36.7 If the Landlord shall give its consent to any assignment of this Lease or to any sublease or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

               (a) in the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, lease-hold improvements, equipment, furniture, furnishings or other personal property) less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions and advertising costs in connection with such assignment; and


               (b) in the case of a sublease, any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but, not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property), less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions, advertising costs and the cost of demising the premises so sublet in connection with such sublease. The sums payable under this section shall be paid to Landlord as and when payable by the subtenant to Tenant.

        36.8 If Tenant is a corporation other than a corporation whose stock is listed and traded on an internationally recognized stock exchange (hereinafter referred to as a "public corporation"), the provisions of Section 36.1 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer or a majority of the stock of Tenant were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (a) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (b) the net worth of Tenant herein named on the date of this Lease and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

        If Tenant is a partnership, the provisions of Section 36.1 shall apply in the case of a transfer of partnership interests as if such transfer were an assignment of this Lease.

        36.9 Tenant may, without Landlord's consent, but otherwise upon compliance with the provisions of this Lease, including the provisions of
Section 36.11, permit any corporations or other business entities which control, are controlled by, or are under common control with Tenant including a joint venture in which Tenant is a joint venture partner with control, (each a "Related Entity") to sublet all or part of the Demised Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such Related Entity any right or interest in this Lease or the Demised Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than 50% of all of the legal and equitable interest in any other business entities.

        36.10 Any assignment or transfer, even if made with Landlord's consent, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed.

        36.11 Each subletting pursuant to this Article 36 shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant shall promptly furnish to Landlord a copy of each such sublease, Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 36.

        36.12 If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant (but without increasing the obligations of the subtenant under its sublease) or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of any of Tenant's covenants contained in this Article 36 or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

        36.13 Landlord will, at the request of Tenant and at Tenant's expense, maintain listings on the Building directory of the names of Tenant, Tenant's program, Empire Mental Health Choice and any other Related Entity, person, firm, association or corporation in occupancy of the Demised Premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing, provided, however, that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of square feet of rentable area of the Demised Premises is to the aggregate number of square feet of rentable area of the Building. The listing of any name other than that of the Tenant and Empire Mental Health Choice, whether on the doors of the Demised Premises, on the Building directory, or otherwise shall not operate to vest any right or interest in this Lease or in the Demised Premises or be deemed to be the written consent of the Landlord mentioned in this Article 36, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

                                          ARTICLE 37

                                       Security Deposit

        37.1 The original named tenant, Empire Blue Cross and Blue Shield shall not be required to deposit with Landlord any security deposit. However, if this Lease is assigned or otherwise transferred to any entity which is not a Related Entity (for the purposes of this Article 37 such successor or assignee being referred to as the "Successor Tenant"), Landlord shall have the right to require, as a condition to Landlord's consent to such assignment of this Lease, that the Successor Tenant deposit with Landlord an amount equal to two (2) months fixed rent and additional rent, computed as of the effective date of the assignment, which sum shall be deposited as security for the faithful performance, and observance by the Successor Tenant of the terms, provisions, covenants and conditions of this Lease. It is agreed that in the event the Successor Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which the Successor Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Successor Tenant's default in respect of any of the terms, provisions, covenants and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that the Successor Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to the Successor Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the Land and Building or leasing of the Building of which the Demised Premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by the Successor Tenant from all liability for the return of such security; and the Successor Tenant agrees to look solely to the new Landlord for the return of said security. It is agreed that then provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. The Successor Tenant covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord applies or retains any-portion or all of the security deposited, the Successor Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be the amount set forth above,

                                          ARTICLE 38

                                  Deleted Prior to Execution


                                          ARTICLE 39

                                        Miscellaneous

        39.1 Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used,

               (a)    for a banking, trust company, or safe deposit business,

               (b) as a savings bank, or a savings and loan association or a loan company,

               (c) for the sale of travelers checks and/or foreign money exchange,

               (d) as a stock brokerage office dealing with the general public on an off the street basis,

               (e)    as a news and/or cigar stand, or

               (f) as a restaurant and/cr bar and/or for the sale of Confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods or the preparation, dispensing or consumption of food or beverages in any manner whatsoever, provided, however, that in connection with, and incidental to, Tenant's use of the Demised Premises for general and executive offices, Tenant, at its sole cost and expense, and upon compliance with all applicable laws, rules, regulations and ordinances, may use a portion of the Demised Premises for an employee's lounge and may install therein a "dwyer" or similar unit or microwave ovens for the purposes of warming food, and vending machines, which, if same dispense beverages or other liquids or refrigerates, shall each have a waterproof pan located thereunder, connected to a drain.

        39.2 Tenant hereby represents, covenants and agrees that Tenant's business is not photographic reproductions and/or documentary reproductions and/or offset printing. Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof or permit the Demised Premises or any part thereof to be used, for the business of photographic reproductions and/or documentary reproductions and/or offset printing. Nothing contained in this Section 39.2 shall preclude Tenant from using any part of the Demised Premises for photographic reproductions and/or documentary reproduction and/or offset printing in connection with, either directly or indirectly, its own business.

        39.3 If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder, alter the economic terms of this Lease, decrease Landlord's obligations or materially adversely affect the leasehold interest hereby created.

        39.4 If Landlord shall consent to Tenant's request for the omission or removal of any part of, or the insertion of any door or other opening in, any wall separating the Demised Premises from adjoining space leased to another tenant, then Tenant shall be responsible for all risk or damage to, or loss or theft of, property arising as an incident to such omission or removal or the use of such door or other opening, or because of the existence thereof, and shall indemnify and save Landlord harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, subject to the provisions of Section 11.6, unless due to Landlord's negligence, and (ii) in the event of termination of this Lease or the lease of said other tenant, Landlord may enter the Demised Premises and Landlord, at Tenant's expense, may close up such door or other opening by erecting a wall to match the wall separating the Demised Premises from said adjoining space, and Tenant shall not be entitled to any diminution or abatement of rent or other compensation by reason thereof; provided, however, that nothing herein contained shall be deemed to vest Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with any proceeding or action which may hereafter be instituted by Landlord for the recovery of the possession of said adjoining space, unless Landlord, in its sole discretion, elects to make Tenant a party to such action.

        39.5 Without incurring any liability to Tenant, but subject to the provisions of Section 19.5, Landlord may permit access to the Demised-Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's Property or for any other lawful purpose (but this provision and any action by Landlord shall not be deemed to be a consent or recognition that the person or official making such demand has any right or interest in or to this Lease, or in or to the Demised Premises), or upon demand of any representatives of the fire, police, building, sanitation or other department of the city, state or federal governments, Landlord shall be entitled to rely upon and assume the genuineness of all certificates or credentials presented to Landlord by the individuals seeking such access.

        39.6 Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease (if any) at any tire when Tenant then currently is in default in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Lease.

        39.7 Tenant shall not place or permit to be placed any vending machines in the Demised Premises, except as provided in Section 39.1(vi) or otherwise with the prior written consent of Landlord in each instance.

        39.8 Tenant shall not occupy any space in The Chrysler Building or the Building (by assignment, sublease or otherwise) other than the Demised Premises, except with the prior written consent of Landlord in each instance.

        39.9 Tenant will not clean, nor require, permit, suffer or allow to be cleaned, any window in the Demised Premises, from the outside in violation of
Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

        39.10 Tenant agrees that its sole remedies in cases where Landlord's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

        39.11 The Article headings of this Lease are for convenience only and are not to be given any effect whatsoever in construing this Lease.

        39.12 This Lease shall not be binding upon Landlord unless and until it is signed by Landlord and a signed copy thereof is delivered by Landlord to Tenant.

        39.13 The definitions set forth in Exhibit E annexed hereto shall be utilized for purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires.

        39.14 The various terms which are defined in other Articles of this Lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and Exhibits for all purposes of this Lease and all agreements supplemental thereto, unless the context shall otherwise require.

        39.15 The Exhibits annexed to this Lease shall be deemed -part of this Lease with the same force and effect as if such Exhibits were numbered Articles of this Lease.

        39.16 Tenant shall not, except with the prior written consent of Landlord, use or permit to be used the words "Chrysler Building" or any combination or simulation thereof for any purpose whatsoever including (but not limited to) as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services or as part of an address.

        39.17 If either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder then, in that event, the unsuccessful party in such action or proceeding (whether as plaintiff or defendant therein) agrees to reimburse the successful party for all reasonable expenses incurred in connection therewith, including reasonable attorney's fees, costs and disbursements incurred by the successful party.

                                          ARTICLE 40

                                         Late Charges

        40.1 If Tenant shall fail to pay all or any part of any installment of fixed annual rent or additional rent for more than ten (10) days after the same shall have become due and payable, then Tenant shall pay as additional rent hereunder to Landlord a late charge of Six Cents ($0.06) for each dollar of the amount of such fixed annual rent or additional rent which shall not have been paid to Landlord within such ten (10) days after becoming due and payable. Notwithstanding the foregoing, at such time or times during the term of this Lease that the amounts payable by Tenant for items of additional rent shall be increased or changed pursuant to the provisions of this Lease, no late charge shall be due or payable until the expiration of twenty (20) days after the date that Tenant shall receive a statement from Landlord requiring the payment thereof at the increased or changed rate.

        40.2 In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money (including without limitation, payment of fixed and additional rent) and payment is not made within ten (10) days after the same shall become due, Tenant shall pay as additional rent hereunder, interest on such sum or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be computed at a rate which shall be two (2%) percent per month; provided, however, in no event shall such interest be in excess of the highest rate of interest which shall from time to time be permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to the terms of a lease. Any late charge paid pursuant to Section 40.1 above shall reduce interest accrued hereunder with respect to the same late payment.

        40.3 The late charge payable pursuant to Section 40.1 above and the interest payable pursuant to Section 40.2 above shall be (i) payable on demand and (ii) without prejudice to any of Landlord's rights and remedies hereunder at law or in equity for nonpayment or late payment of rent or other sum and in addition to any such rights and remedies. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges and interest as provided in this Article 40 shall constitute waiver by Landlord of its right to enforce the provisions of this Article 40 in any instance thereafter occurring. The provisions of this Article 40 shall not be construed in any way to extend the grace periods or notice periods provided for in Article 25 of this Lease.

                                          ARTICLE 41

                                  Deleted Prior to Execution

                                          ARTICLE 42

                                 Tenant's Initial Alterations
                                 Tenant Improvement Allowance

        42.1 Following the Commencement Date, Tenant shall commence Tenant's Initial Alterations and complete same within the one year after the Commencement Date. Tenant's Initial Alterations shall be undertaken and completed in accordance with the terms of this Lease, including, without limitation, the provisions of Article 13 hereof. Subject to the provisions of this Article 42, Landlord shall contribute an amount not to exceed One Million Eight Hundred
Fifty-Nine   Thousand  Four  Hundred   Dollars   ($1,859,400.00)   (the  "Tenant
Improvement Allowance") toward the cost of Tenant's Initial Alterations. Landlord shall disburse a portion o-f the Tenant Improvement Allowance to Tenant from time to time, within fifteen (15) days after receipt of the items set forth in Section 42.2 provided that on the date of a request and on the date of disbursement from the Tenant Improvement Allowance, Tenant shall not be in default in performing or observing any of the obligations on Tenant's part to be performed and observed under this Lease following any required notice and the expiration of any applicable grace period. Disbursements to Tenant of portions of the Tenant Improvement Allowance shall not be made more frequently then monthly.

        42.2 Landlord shall reimburse Tenant from the Tenant Improvement Allowance for costs incurred by Tenant in connection with Tenant's Initial Alterations upon Landlord's receipt of the following items:

               (a) A request from Tenant for such disbursement signed by the officer of Tenant designated in writing for such purpose, which request shall certify that the amount requested is equal to the aggregate amounts theretofore paid or payable by Tenant to Tenant's contractors, subcontractors and material suppliers which requested funds have not been the subject of a previous disbursement from the Tenant Improvement Allowance;

               (b) Photocopies of all receipts, invoices and bills for the work completed and materials furnished in connection with Tenant's Initial Alterations and incorporated in the Demised Premises which are to be paid from the requested disbursement or which have been paid by Tenant and for which Tenant is seeking reimbursement;

               (c) A certificate of Tenant's independent licensed architect stating (i) that, in the architect's opinion, the portion of Tenant's Initial Alterations theretofore completed and for which the disbursement is requested was performed in a good and workmanlike manner and substantially in accordance with the final plans and specifications therefore, as approved by Landlord, (ii) the percentage of completion of the Tenant's Initial Alterations as of the date of such certificate, and (iii) the estimated total cost to complete the performance of Tenant's Initial Alternations;

               (d) Any amounts payable to Landlord in connection with Tenant's Initial Alterations including, without limitation, any payments due for use of the freight elevator. The freight elevator charges payable by Tenant in connection with Tenant's Initial Alterations and the initial "move-in" by Tenant into the Demised Premises thereafter shall not exceed Eighty-Five Dollars ($85.00) per hour.

        42.3 In no event shall the aggregate amount paid by to Tenant under this
Article 42 exceed the amount of the Tenant Improvement  Allowance.  Within sixty
(60) days after the completion of Tenant's Initial Alterations and upon the satisfaction of the conditions set forth in Section 42.4, any amount of the Tenant Improvement Allowance which has not previously been disbursed shall be retained by Landlord. Upon the disbursement of the entire Tenant Improvement Allowance (or the portion thereof if, upon completion of Tenant's Initial Alterations, the Tenant Improvement Allowance is not exhausted) Landlord shall have no further obligation or liability whatsoever to Tenant for any further disbursements of any portion of the Tenant Improvement Allowance or otherwise to contribute towards the cost of Tenant's Initial Alterations, it being understood and agreed that Tenant shall complete, at its sole cost and expense, Tenant's Initial Alterations whether or not the Tenant Improvement Allowance is sufficient to fund such completion.

        42.4 Notwithstanding anything in this Article or this Lease to the contrary, on the earlier to occur of the date which is fifteen (15) days after completion of Tenant's Initial Alterations or the date upon which Tenant makes a request for disbursement to Tenant of the balance of funds remaining in the Tenant Improvement Allowance, as a condition to such release, if appropriate but in any event not later than fifteen (15) days following substantial completion of Tenant's Initial Alterations, Tenant shall deliver to Landlord waivers of lien from all contractors, subcontractors and material suppliers involved in the performance of Tenant's Initial Alterations and the furnishing of materials in connection therewith, together with a certificate from Tenant's independent licensed architect stating that (i) in the architect's opinion, Tenant's Initial Alterations have been performed (and completed) in a good and workmanlike manner and in accordance with the final plans and specifications therefore as approved by Landlord, and (ii) all contractors, subcontractors and material suppliers have been paid for the work performed in connection with Tenant's Initial Alterations or the materials furnished through such date.

        42.5 Notwithstanding anything in this Article 42 or this Lease to the contrary, Tenant, not Landlord shall be entitled to all rebates or credits due in connection with the Consolidated Edison of New York rebate program in connection with the work undertaken by Tenant as part of Tenant's Initial Alterations or as part of Tenant's Changes to any Additional Premises (as defined in Article 44). Landlord agrees to cooperate with Tenant, at Tenant's sole cost and expense in connection with Tenant's application for any such rebates or credits.

                                          ARTICLE 43

                                       Option to Renew

        43.1 Provided that this Lease is in full force and effect and Tenant is not then currently in default hereunder, Tenant shall have the option to extend the original term of this Lease for one (1) extension period of five (5) years ("Renewal Term") commencing upon the expiration of the original term of this Lease, provided that Tenant shall give Landlord written notice of the exercise of its option at least twelve (12) months prior to the Expiration Date. The Renewal Term shall be on the same terms, covenants and conditions as are contained in this Lease for the original term except for:

     (i) the provisions of Section 1.4 (a) respecting the fixed rent, which shall be payable during the Renewal Term in accordance with the provisions of Section 43.2;

     (ii) the provisions of Section 1.4(c);

     (iii) the covenants relative to the preparation of the Demised Premises by Landlord contained in Article 3 of this Lease;

     (iv) the  Tenant  Improvement  Allowance  contained  in  Article 42 of this
     Lease;

     (v) the Option to Renew contained in this Article 43;

none of which shall be applicable to the Renewal Term. In addition, following Tenant's exercise of the option to extend the original term of this Lease for the Renewal Term, the Expiration Date referred to in Section 1.3 shall be deemed to be the last day of the Renewal Term or such earlier date upon which the term of this Lease may expire or be canceled or terminated. In no event shall Tenant shall have any further right of renewal beyond the Renewal Term. Any termination or expiration of this Lease during the original term shall terminate all rights of renewal hereunder.

        43.2 The provisions of Section 1.4 of this Lease shall not be applicable to the Renewal Term. The fixed rent payable during each year of the Renewal Term shall be the amount determined by (a) multiplying Thirty-Eight Dollars ($38.00) by the number of rentable square feet then contained in the Demise Premises, and adding thereto (b) the amount determined by multiplying the number of rentable square feet then contained in the Demised Premises by the amount of all increases in the Electrical Charge or Adjusted Electrical Charge pursuant to
Article 16 of this Lease, provided, however, that in no event shall the fixed rent during the Renewal Term be less than One Million Five Hundred Seventy Thousand One Hundred Sixty Dollars.

                                          ARTICLE 44

                                 Options for Additional Space

        44.1 With respect to the premises cross-hatched and highlighted in red on page B-3 of Exhibit "B" and denoted there as the "6th Floor Rear Premises", provided that this Lease is i full force and effect and Tenant is not then currently in default hereunder, upon ten (10) Business Days written notice to Landlord, given not later than the last day provided for Tenant to exercise its option for the Renewal Term as provided in Article 43, Tenant shall have the option to lease the entire 6th Floor Rear Premises which contains approximately 7,185 rentable square feet. In such event, on the eleventh (11th) Business Day following the date of Tenant's notice to Landlord, the entire 6 Floor Rear Premises shall be added to and be deemed a part of the Demised Premises, upon and subject to all of the same terms and conditions of this Lease (provided, however, in no event shall the exercise of the option pursuant to this Section
44.1 be or opened to extend the term of this Lease). Tenant acknowledges and agrees that, except as set forth in Section 44.4 of this Lease, Landlord shall have no obligation to perform any work (including, without limitation, any of the work described herein as "Landlord's Work") with respect to the 6th Floor Rear Premises if, as and when same is added to the Demised Premises pursuant this Article 44, and Tenant shall accept the 6th Floor Rear Premises, as appropriate, in its then "as is" condition provide that same is delivered to Tenant vacant and broom-clean. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that from time to time and at various times during the term of this Lease, at any time prior to Landlord's receipt of notice from Tenant exercising its option under this Section 44.1 Landlord shall have the right to lease to other tenants, all or any portion of the 6th Floor Rear Premises provided, however, that Landlord agrees that all such leases for the 6th Floor Rear Premises or any portion or portions thereof, to be entered into by Landlord with such other tenants during the original term of this Lease, shall provide for a term which is co-terminis with the original term of this Lease. If Tenant elects to extend the term of this Lease as provided in Article 43, unless Tenant, simultaneously with or prior to the exercise of the option for the Renewal Term, exercises the option contained in this Section 44.1, during the Renewal Term Landlord shall have the right to enter into any lease for all or any portion of the 6th Floor Rear Premises as Landlord shall, in its sole discretion, determine without any limitation or restriction whatsoever, whether as to the term of such lease or otherwise. Tenant's option which is provided in this Section 44.1 shall terminate as of the date which is the last date for Tenant to exercise its option for the Renewal Term as set forth in
Article 43.

        44.2 At all times during the original term of this Lease and the Renewal Term, if any, with respect to the premises cross-hatched and highlighted in blue on page B-4 of Exhibit "B" and denoted thereon as the "6th Floor Front Premises", which contains approximately 14,700 rentable square feet provided that this Lease is in full force and effect and Tenant is not then currently in default hereunder, Landlord agrees that it shall not enter into a lease for the entire 6th Floor Front Premises or any portion thereof with any tenant without first notifying Tenant that Landlord in good faith, intends to enter into a bona fide lease for all or a portion of the 6th Floor Front Premises, Tenant shall have ten (10) Business Days after Landlord's notice to notify Landlord in writing whether Tenant desires to exercise its option to lease all or such portion of the 6th Floor Front Premises as Landlord then intends to lease. If Tenant exercises its option to lease all or any such portion of the 6th Floor Front Premises, then as of the expiration of said ten (10) Business Day period, the 6th Floor Front Premises or such portion thereof shall be added to and be deemed a part of the Demised Premises, upon and subject to all of the same terms and conditions of this Lease (provided, however, in no event shall the exercise of the option pursuant to this Section 44.2 be or be deemed to extend the term of this Lease), Tenant acknowledges and agrees that, except as set forth in
Section 44.4 of this Lease, Landlord shall have no obligation to perform any work (including, without limitation, any of the work described herein as "Landlord's Work") with respect to any portion of the 6th Floor Front Premises which is added to the Demised Premises pursuant to this Article 44. Tenant shall accept the 6th Floor Front Premises or the portions thereof, as appropriate, in its then "as is" condition provided that same is delivered to Tenant vacant and broom-clean. If Tenant shall not timely exercise its option for the 6th Floor Front Premises or any such portion thereof, or shall reject same within the ten
(10) Business Days (failure to timely so accept, time being of the essence, being deemed a rejection), then Landlord shall have the right to enter into anylease for the-6th Floor Front Premises or such portion thereof as Landlord intended to lease, as Landlord, in its sole discretion, shall determine, without any limitation or restriction whatsoever, whether as to the term of such lease or otherwise, and Tenant's option with respect to the entire 6th Floor Front Premises or such portion thereof as Landlord intended to lease, shall be null, void and of no further force or effect.

        44.3 Provided that (i) this Lease is in full force and effect, (ii) Tenant is not then currently in default hereunder, (iii) Tenant has exercised its option for the Renewal Term and (iv) Tenant has, prior to the commencement of the Renewal Term, exercised its option to add to the Demised Premises, and has, in fact, added to the Demised Premises of the 6th Floor Rear Premises or all or a portion of the 6th Floor Front Premises (collectively, the "Additional Premises") then upon the commencement of the Renewal Term, Landlord agrees to pay to Tenant an amount equal to $22.50 per rentable square foot, (Additional Tenant Improvement Allowance") for each rentable square foot of the total Additional Premises which Tenant has leased as of the commencement of the Renewal Term. The Additional Tenant Improvement Allowance shall be paid to Tenant upon the commencement of the Renewal Term. After the commencement of the Renewal Term, no Additional Tenant Improvement Allowance shall be due or payable with respect to any Additional Premises. Except for the Additional Tenant Improvement Allowance, and the provisions of Section 44.4, Landlord -shall have absolutely no obligation or liability whatsoever to Tenant for any disbursements toward, or for any of the costs or expenses incurred by Tenant in connection with, any Tenant's Changes with respect to the Demised Premises and the
Additional Premises or to provide any work, labor or materials with respect thereto. It is understood and agreed that Tenant shall complete, at Tenant's sole cost and expense, all Tenant's Changes with respect to the Additional Premises whether or not the Additional Tenant Improvement Allowance is sufficient to fund such Completion. The Failure of Landlord to pay to Tenant the Additional Tenant Improvement Allowance upon the commencement of the Renewal Term shall be a default by Landlord under this Lease.

        44.4 If any Additional Premises are added to the Demised Premises pursuant to this Article 44, and 3-f upon taking possession thereof, Tenant shall discover asbestos or asbestos containing or asbestos-treated materials in the ducts, pipes or other portions of the ceiling thereof running on a horizontal plane through the Additional Premises, Tenant shall immediately notify Landlord thereof, but in no event later than ninety (90) days after the Additional Premises have been added to the Demised Premises. If Tenant so timely notifies Landlord, Landlord shall promptly upon receipt of Tenant's notice, commence and proceed with diligence to remove all such asbestos, asbestos containing materials or asbestos-treated materials from the horizontal ceiling plane portions of the Additional Premises, such removal to be undertaken in accordance with Asbestos Requirements and at Landlord's sole cost and expense, Landlord's removal of same shall be undertaken and completed in a manner which shall minimize interference with, or any delay of, any Tenant's Changes in the Additional Premises. In no event shall Landlord have any obligation to remove asbestos or asbestos containing or asbestos-treated materials, if any, from any portion of the walls, columns, risers, or other vertical plane portions of the Additional Premises. If Tenant does not so notify Landlord of the presence of asbestos or asbestos containing or asbestos-treated materials in the ducts, pipes or other portions of the ceiling thereof running on a horizontal plane through the Additional Premises within said ninety (90) day period, as aforesaid, Landlord shall have no obligation pursuant to this Section 44.4 to remove any asbestos or asbestos containing or asbestos-treated materials from any portion of the Additional Premises.
        44.5 If any Additional Premises are added to the Demised Premises pursuant to this Article 44, promptly thereafter Landlord and Tenant shall execute and deliver a written instrument to be prepared by Landlord which shall set forth the revised rentable square footage of the Demised Premises, a revised Tenant's Proportionate Share and the revised fixed rent The increases in fixed rent and additional rent shall become due and payable immediately upon the Additional Premises becoming part of the Demised Premises and shall be paid, if such event occurs on a date other than the first day of a month, pro rata for such partial month, upon such event occurring, and thereafter along with the monthly payments of fixed rent and additional rent reserved under this Lease.

               IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                    COOKE PROPERTIES INC.
                                    Landlord

                                    By:     /s/ Michael R. Darrow
                                            Name:  Michael R. Dillow
                                            Title:    Vice President


                                    EMPIRE BLUE CROSS AND BLUE SHIELD
                                    Tenant


                                    By:     /s/ Albert A. Cardone
                                             Name: Albert A. Cardone
                                             Title: C.O.B. - C.E.O.

            EXHIBIT A

                                   Certificate of Occupancy

                                  See Attached two (2) Pages

                                          EXHIBIT B

                                          Floor Plan

                                  All Areas, Dimensions And
                                  Conditions Are Approximate

                                 See Attached Four (4) Pages.

                                          EXHIBIT C
                                 Operating Expense Escalation


     A.Tenant acknowledges that Tenant has been advised by Landlord that the Building is operated, repaired, improved, altered and generally maintained as a single integrated building along with The Chrysler Building located at 405 Lexington Avenue, New York, New York 10174, and that Landlord's records with respect to Operating Expenses are kept on a consolidated basis treating both buildings as a single entity. Tenant has requested that Landlord provide to Tenant the Statement of Operating Expenses and Statement of Projected Operating Expenses and otherwise compute Tenant's Proportionate Share of operating Expenses and of Increases in Operating
     Expenses as if the Building were operated independent of The Chrysler Building, and Landlord has agreed to do so. Tenant acknowledges that the Operating expenses for the Building shall include the proportionate share of the Common operating Expenses (hereinafter defined) attributable, on a pro rata basis, to the Building (as opposed to the Chrysler Building) and Tenant acknowledges and agrees that the proportionate allocation of the Common Operating Expenses on such pro rata basis is fair and equitable, Tenant acknowledges and agrees that, as of the date of this Lease, the pro rata share of Common Operating Expenses allocated to the Building shall be thirty-three and thirty-three one hundredths percent (33.33-%).

B.          For the purpose of Exhibit C the following definitions shall apply:

            1. The term "Common  Operating  Expenses"  shall mean all  Operating
               Expenses incurred in connection with the unified operation of the Building with the building known as The Chrysler Building located at 405 Lexington Avenue, New York, NY 10174 as described in
               Section A of this Exhibit C. Common Operating Expenses shall include, without limitation the operating Expenses described in Section C of this Exhibit C, exclusive of Operating Expenses consisting of a Capital Expenditure which benefits solely The Chrysler Building and not the Building.

            2 The term "Building" when used in connection with this Exhibit C and the determination of Operating Expenses shall mean not only the Building as defined in this Lease, but also include the Building's proportionate share of all Common Operating Expenses.

            3  The term "Tenant's Proportionate Share" shall mean .087.

            4. The term "Base Year" shall mean the calendar year 1992.

            5. The  term  "Operation   Year"  shall  mean  each  calendar  year,
               subsequent to the Base Year in which occurs any part of the term of the Lease.

            6 The term "Operating Expenses" shall mean the total of all costs and expenses including any taxes thereon, incurred or borne by Landlord or Landlord's managing agent (whether directly or through independent contractors) in connection with the operation, maintenance, management and security of the Building and any plazas, sidewalks and curbs adjacent thereto, and the services provided tenants therein, except as otherwise specifically modified in section C of this Exhibit C.

            7. The term "Projected operating Expenses" shall mean the reasonably estimated operating Expenses for the current Operation Year. The Projected Operating Expenses shall be computed by Landlord or Landlord's managing agent based upon known conditions for the current Operation Year.

            8 The term "Statement of operating Expenses" shall mean the annual statement of actual Operating Expenses for the Building, The Statement of operating Expenses shall be written, detailed and prepared on an annual basis after the expiration of the Base Year and Operation Year. The Statement of operating Expenses shall be prepared by Landlord or Landlord's managing agent for the purpose of determining Tenant's Proportionate Share of Increase, The Statement of Operating Expenses shall be certified in writing as correct by an officer of Landlord or Landlord's managing agent.

            9. The term "Statement of Projected  Operating  Expenses" shall mean the written statement setting forth in detail the estimate of Projected Operating Expenses for the current Operation Year. The Statement of Projected Operating Expenses shall be prepared by Landlord or Landlord's managing agent for the purpose of determining Tenant's Proportionate Share of Projected Increase.

            10. The term "Tenant's Proportionate Share of Increase" shall mean the product obtained by multiplying Tenant's Proportionate Share by the increase in Operating Expenses for an Operation Year over Operating Expenses for the Base Year.

            11. The term "Tenant's Proportionate Share of Projected Increase" shall mean the product obtained by multiplying Tenant's Proportionate Share by the increase in Projected Operating Expenses for the current Operation Year over Operating Expenses for the Base Year.

            12. The term "Labor Costs" shall include, without limitation, the cost and expense of salaries, wages, payroll taxes and other so-called "fringe" benefits which include without limitation, medical benefits, surgical benefits, general welfare benefits, group insurance benefits, retirement plans, pension plans, vacation pay, sickness pay; etc.

            13. The term "Capital Expenditure" shall mean the cost and expense of any alteration, addition, change, replacement, improvement or repair which under generally accepted accounting principles consistently applied as pertaining to the real estate industry, is properly classified as a capital expenditure.

     C. For the purpose of Exhibit C the definition operating Expenses shall be modified as follows:

     1. Operating Expenses shall include, without limitation, the cost and expense of the following:

     (a) Labor Costs for employees of Landlord or Landlord's managing agent who are engaged in the operation and maintenance of the Building ("Building Employees");

     (b) uniforms and the cost of cleaning such uniforms for the Building Employees;

     (c) workmen's compensation insurance and any other insurance carried by Landlord or Landlord's managing agent which relates to the Building Employees;

     (d) fire, casualty, liability, rent and other insurance carried by Landlord;

     (e) utilities furnished to the building, including any taxes on such utilities, and such utilities shall include, without limitation, steam, heat, ventilation, air-conditioning, water, sewer rental, oil, gas;


     (f) electricity furnished to the Building, including any taxes on such electricity, except the cost of electricity furnished to the demised space of tenants of the Building shall be excluded;

     (g) repairs, maintenance, replacements, improvements and the related supplies which are necessary for the continued operations of the Building as first class office building in the Borough of Manhattan, City of New York;

     (h) repair and maintenance for elevators and escalators;

     (i) cleaning and window cleaning;

     (j) management fees for Landlord and/or Landlord's managing agent;

     (k) professional and consulting fees;

     (1) protection and security;

     (m) lobby decorations;

     (n) interior and exterior landscape repair and maintenance;

     (o) trash removal and snow removal;

     (p) painting of public portions of the Building and other similar non-tenanted areas;

     (q) dues or fees for associations; and

     (r) telephone usage.

     2. Operating Expenses shall exclude, the cost and expense of the following:

     (a) Labor Costs for employees of Landlord or Landlord's managing agent who are above the grade of building manager;

     (b) Real Estate Tax and any items specifically included in the definition of Real Estate Taxes;

     (c) Ground Rent;

     (d) mortgage interest, financing charges and letter of credit fees;

     (e) Capital Expenditures, subject however to Sections C3, C4 and C5 of this Exhibit C;

     (f) depreciation or amortization expense, subject however to Sections C3, C4 and C5 of this Exhibit C;

     (g) legal fees, brokerage commissions, advertising expenses and other costs incurred in leasing or attempting to lease any portion of the Building;

     (h) leasehold improvements made to space which is leased to tenants of the Building and other expenses incurred in preparing space for use by other tenants; (i) legal fees relating to the sale or financing of the Building, a dispute with a tenant of the Building or the protesting of Real Estate Taxes;

     (j) expenses to the extent Landlord is compensated or reimbursed by any insurance or other compensation from a third party (other than Tenant or another tenant of the Building solely with respect to After Hours services, including, without limitation, HVAC and freight elevators);

     (k) insurance premiums to the extent Landlord is entitled to be reimbursed by a tenant of the Building pursuant to Article 11 of the Lease;

     (1) Capital Expenditures and other Operating Expenses which are not Common operating Expenses and which benefit solely the tenant's of the Chrysler Building; and

     (m) Tax penalties, interest or fines incurred as a result of Landlord's negligence, inability or unwillingness to make payments when due,

     3. If a Capital Expenditure is made in an Operation Year and results in savings or reductions in Operating Expenses or is in lieu of a repair, then the annual amortization or depreciation of the cost of such Capital Expenditure, as amortized or depreciated on a straight line basis over the number of years utilized by Landlord for federal income tax purposes, plus an annual charge for interest upon the unamortized or undepreciated portion of such Capital expenditure at the prevailing prime rate plus 100 basis points during the Operation Year in question or the amount by which the Operating Expenses for each Operation Year Capital expenditure as reasonably determined by Landlord, which ever is greater, shall be included in Operating Expenses beginning with the Operating Year in which the Capital Expenditure was made.

     4. If a Capital Expenditure is made in an operation Year in compliance with the requirement of any federal, state or local law, or governmental regulation, the Federal Occupational, Safety and Health Act, and similar laws now or hereafter in force or effect, or if such Capital Expenditure generally benefits the tenants of the Buildings, then the annual amortization or depreciation of the cost of the Capital Expenditure, as amortized or depreciated on a straight line basis over the number of years utilized by Landlord for federal income tax purposes, plus an annual charge for interest upon the unamortized or undepreciated portion of such Capital Expenditure at the prevailing prime rate plus l00 basis points shall be included in Operating Expenses beginning with the Operation Year in which the Capital Expenditure was made.

     5. If an item of capital equipment is leased in an Operation Year and results in savings or reductions in operating Expenses or is in lieu of a repair, then the greater of the rentals and other costs paid pursuant to such leasing or the amount by which operating Expenses for each operating year during such lease term have been reduced shall be included in Operating Expenses for the Operation Year in which they were incurred.

     6. If during the Base Year or any Operation Year, less than one hundred percent (100%) of the rentable area of the Building was occupied by tenants making full utilization of such area, operating Expenses for such Base Year or Operation Year shall be increased to an amount which would have been reasonably incurred if the rentable area of the Building was one hundred percent (100%) occupied by tenants making full utilization of such area.

     7. If during the Base Year or any Operation Year, Landlord shall not furnish any particular item(s) of work or service, which would constitute an operating Expense hereunder, to a portion of the Building (including without limitation the Demised Premises) because such item(s) of work or service are not required or desired by the tenant (including without limitation to Tenant) of such portion, or tenant is itself obtaining and providing such item(s) of work or service, or for any other reasons, then, Operating Expenses for such Base Year or Operation Year shall be increased to an-a-mount which would have been reasonably incurred if Landlord had furnished such item(s) of work or service at its own expense.

     D. Commencing with the first Operation Year and any subsequent Operation Year, Landlord shall furnish Tenant with a Statement of Projected Operating Expenses which supports the computation of Tenant's Proportionate Share of Projected Increase for the current operation Year. Tenant shall pay to Landlord as additional rent, Tenant's Proportionate Share of Projected Increase in equal monthly installments in advance; but if such statement shall be delivered after the first month of such operation Year, the charges which shall have accumulated for such Operation Year shall be paid within ten (10) days of Tenant's receipt.

     E. If during any Operation Year or part thereof Landlord shall not have furnished Tenant with a Statement of Projected Operating Expenses for the current Operation Year, then Tenant shall continue to pay Landlord the sums payable for the immediately preceding Operation Year until the Statement of Projected operating Expenses for the current Operation Year shall have been furnished to Tenant, at which time the monthly installments by Tenant shall be adjusted retroactively pursuant to Section C of this Exhibit C.

     F. After the expiration of the Base Year and Each Operation Year, Landlord shall furnish Tenant with the Statement of Operating Expenses setting forth Tenant's Proportionate Share of Increase. For the Base Year or Operation Year in question:

     1. If Tenant's Proportionate Share of Projected Increase exceeds Tenant's Proportionate Share of Increase, Landlord shall forthwith either (i) pay the amount of such excess directly to Tenant or (ii) permit Tenant to credit the amount of such excess against the subsequent payment of rent due hereunder;

     2.  If  Tenant's   Proportionate   Share  of  Increase   exceeds   Tenant's
     Proportionate Share of Projected Increase, Tenant shall forthwith pay the amount of such excess to Landlord.

     G. Every statement given by Landlord pursuant to Section E of this Exhibit C shall be conclusive and binding upon Tenant unless (i) within sixty (60) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness thereof, (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute for resolution in accordance with Section J of this Exhibit C within ninety (90) days after receipt of the statement. Pending the determination of such dispute by agreement or such dispute resolution as aforesaid, Tenant shall either
     (i) within thirty (30) days after receipt of such statement, pay additional rent in accordance with Landlord's statement if additional rent is owed, or
     (ii) in the event that Landlord's statement shows that Landlord owes Tenant money, Tenant may either accept such payment from Landlord or apply the credit shown on such statement against subsequent payments of additional rent, and such payment, acceptance of payment and credit against additional rent shall all be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement.

     H. In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of an Operation year, or
     (ii) of any increase or decrease in the space comprising the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Exhibit C with respect to any operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Exhibit C taking into consideration (y) the portion of the Operation Year which shall have elapsed prior to the date of such expiration or termination or, (z) in the case of any increase or decrease the portion of the Demised Premises to which the same relates and the portion of the Operation year which shall have elapsed prior to the date of such increase or decrease.

     I. Payments shall be made pursuant to this Exhibit C notwithstanding the fact that statements pursuant to this Exhibit C are furnished to Tenant after the expiration of the term of this Lease.

     J. In the event of a dispute between Landlord and Tenant with respect to Landlord's statement of Operating Expenses, such dispute shall be determined as provided in this Section J of Exhibit C. Landlord and Tenant shall each appoint a person as arbitrator who shall have had at least ten
     (10) years experience in the City, County and State of New York in a profession, business or occupation involving the determination of operating expenses for buildings similar to the Building. The appointment of each such arbitrator shall be confirmed in writing by each party to the other. The arbitrator so appointed, in the event of their failure to agree upon the matter so submitted within thirty (30) days of their appointment, shall appoint a third arbitrator having similar qualifications to each of them, If the two arbitrators can not agree on the appointment of such third arbitrator, the third arbitrator shall be appointed by the Real Estate Board of New York, Inc. from its qualified panel of arbitrators who shall meet the experienced criteria set forth above. If Landlord or Tenant shall fail to so appoint an arbitrator for a period of twenty (20) Business Days after written notice from the other demanding such appointment, then the arbitrator appointed by the party not in default hereunder shall appoint the second arbitrator and the two arbitrators so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint the third arbitrator. The two arbitrators, or the three arbitrators, as appropriate, after being duly sworn to perform their duties with impartiality and fidelity, shall proceed to determine the question submitted. The decision of the arbitrators shall be rendered within thirty
     (30) days after their appointment, and such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to each of Landlord and Tenant. The decision of the arbitrators shall be binding, final and conclusive on the parties. The fees of the arbitrators and the expenses incident to the proceedings shall be borne equally between Landlord and Tenant, unless the arbitrators, by their decision shall otherwise direct. The fees of the respective counsel, if any, engaged by the parties and the fees of expert witnesses and other witnesses called for by the parties, if any, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

                                          EXHIBIT D

                                    Rules and Regulations

            1. The right of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress and egress from the tenant's premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of, any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

            2. Landlord may refuse admission to the Building outside of ordinary business hours to any person not having a pass issued by the Landlord or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall, in no way, be liable to any tenant for damages or person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited, and every tenant shall co-operate to prevent the same.

            3. No Tenant shall obtain or accept for use in its premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing, in Landlord's reasonable judgment, to furnish such services, provided that the charges for such services by persons authorized by Landlord are reasonably competitive and, where appropriate and consonant with the security and proper operation of the Building, sufficient persons are so authorized for the same service to provide tenants with a reasonably competitive selection. Such service shall be furnished only at such hours, in such places within the tenant's premises and under such reasonable regulations as may be fixed by Landlord.

            4. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by the acts or omissions of a tenant or the employees, licensees or invitees of the tenant, shall be paid by such tenant as additional rent.

            5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, except that the name of the tenant may be displayed on the entrance door of the tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of Landlord as to the size, color and style of such display. The inscription of the name of the tenant on the door of the tenant's premises shall be done by Landlord at Tenant's expense; any other listings shall be in the discretion of Landlord.


            6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by Landlord shall be used in a tenant's premises, Linoleum, tile or other floor coverings shall be laid in a tenant's premises only in a manner approved by Landlord which approval may be part of the approval of Tenant's Initial Alterations or the Tenant's Changes.

            7. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building.

            8. No machines or mechanical equipment of any kind, other than ordinary moveable business machines and such other equipment as may be permitted pursuant to tenants and pursuant to their lease, may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so accepted or as so consented to by Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted to be installed and maintained by such tenant as to prevent any disturbing noise, vibration, or electrical or other interference from being transmitted from such premises to any other area of the Building.

            9. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in any tenant's premises, except as expressly approved by Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which could impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant, Any cuspidors or similar containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of the tenant.

            10. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them, The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

            11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock or any door therein shall be changed or altered in any respect. Additional keys for a tenant's premises and toilet rooms shall be procured only from Landlord, which may make reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to Landlord.

            12. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors shall not be left open at any time.

            13. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

            14. All windows in each tenant's premises shall be kept closed and all blinds therein above the ground floor shall be lowered and closed when and as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

            15. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, it its reasonable judgment, it deems it reasonably necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

                                          EXHIBIT E

                                         Definitions


               (a) The term mortgage shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term mortgagee shall include such a trustee.

               (b) The terms include, including, and such as shall each be construed as if followed by the phrase "without being limited to".

               (c) The term obligations of this Lease, and words of like import, shall mean the covenants to pay rent and additional rent under this Lease and all of the other covenants and conditions contained in this Lease. Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

            (d) The term Tenant's obligations hereunder, and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be, Reference to performance of either party's obligations under this Lease shall be construed as "performance and observance".

            (e) Reference to Landlord as having no liability to Tenant or being without liability to Tenant shall mean that, except as may be specifically set forth in the subject lease provisions, Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises.

            (f) The term laws and/or requirements of public authorities, and words of like import, shall means laws and ordinances of any or all of the Federal, State, City, County and Borough Governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

            (g) The term requirements of insurance bodies, and words of like import, shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating organization and/or any other similar body performing the same, or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

            (h) The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

            (i) Reference to termination of this Lease includes expiration or earlier termination of the term of this Lease or cancellation of this Lease pursuant to any of the provisions of this Lease or to law. Upon a termination of this Lease, the term and estate granted by this Lease shall end at midnight of the date of termination as of such date of expiration of the term of

Jul 12, 1991

FLOORING:


B. SHEHADI & SON
27 WEST 24TH STREET
NEW YORK, NY 10010
MR, ED FUENTES
(212) 366-0533


GUNDOLT CARPET WORKROOHJ,
750 COMMERCE ROAD
LINDEN, NJ 07036
MR. KENNETH TVETER
(201) 862-2800

SCS CARPET SYSTEHS
200 LEXINGTON AVENUE
NEW YORK, NY 10016
MR STANLEY GREENBAUM
(212)


SHERLAND & FARRINGTON,INC.
417 CANAL STREET
NEW YORK, NY 10013
MR. DARREN SHERLAND
(212) 925-3200

PATINGING & WALLPAPER
MAR-KAL CONTRACTING
272 41ST STREET
BROOKLYN NY 11232
MR. ALAN KEPPLER

HUDSON - SHATZ PAINTING CO., INC.
429 WEST 53RD STREET
NEW YORK, NY 10019
Mr. ALEXANDER MAH

RAMM PAINTING
1006 GLENN DR.
FRANKLYN SQ.  NY 11010
MR. RALPH NATALE

Jul 12, 1991

LATHE & ACOUSTICS:

JAMES A. PHILLIPS, INC.
ONE PENN PLAZA, SUITE 2825
NEW YORK, NY 10119
MR. JOHN MARKHAM (212) 564-5380


NATIONAL ACOUSTICS, INC.
515 WEST 36TH STREET
NEW YORK, NY 10018
MR, WAYNE BURMASTER
(212) 695-1252


ESS & VEE
23-30 50TH AVENUE
LONG ISLAND CITY,NY 111010
MR. ANTHONY VERDERAME
(718) 786-1100

Jul 12, 1991

MILLWORK:
WOOD DOORS

CUSTOM INTERIORS
795 TRUMBULL STREET
ELIZABETH, NJ 07201
MR. SYMOUR COHEN
(908) 289-8885
(212) 558-6857

INTERNATIONAL WOODCRAFT & CONSTRUCTI
20-31 129th STREET
COLLEGE POINT, NY 11356
MR. FRANCO NAPOLITATIO
(212)       461-5579 (BEEPER)


GLENDALE PRODUCTS COMPANY
8000 COOPER ANENUE
GLE14DALE, NY 11385
MR.  VINCENZO ALCAMO
(718) 326-2700 OR 326-3424


MILLWRIGHT WOODWORK AND INSTALLERS,
991 PECONIC AVENUE
WEST BABYLON, NY 11704
MR. MARTIN SHERLOCK
(516) 587-2635


DRYWALL

NASTASI WHITE, INC.
129-09 26TH AVEN
FLUSHING, NY 11
MR. ANTHONY NAST

WELLCRAFT CONSTRUCTION
15 HARRISON AVE.
STATEN ISLAND NY 10302
MR. FRANK IACOBELLIS

ESS & VEE
23-30 50TH AVENUE
LONG ISLAND CITY, NY ill
MR. ANTHONY VERDERAME

CUSTOM INTERIORS
795 TRUMBULL STREE
ELIZABETH, NJ 072
MR.  SYMOUR COHEN
(908) 289-8885
I II

 Jul 12, 1991


SPRINKLERS:

TRIANGLE FIRE PROTECTION CORP,
75-17 COOPER AVENUE
GLENDALE, NY 11385
KRe GUENTER RGCHSTEINL;R
(718) 326-9120

RAEL SPRIMMER
601 MERRICK RDe
LYNBROOK NY, 111563
MR. DAVE ISRAEL
(516) 593-2000

PACE PLUMBING CORP,
41 BOX STREET
BROOKLYN, NY 11222
MR - HAROLD BLOOCK
(718) 389-6100

PAGE 7  OF 15

Jul 12, 1991


DOOR & MIRRORS:
(ELEVATOR LOBBY
AND TOILETS)

ACTIVE STORE FRONTS, I
55 DALE STREET
WEST BABYLONT NY 11704
MR, LOOUIS KREFSKY
(516) 454-6166

UNION PORT GLASS INCE
1003-1017 LIBERTY AVENUE
BROOKLYN, NY 11208-2899
MR. DEAN SHAPIRO
(718) 827-7410

ISLAND GLASS
350 UNIONDALE AVENUE
UNIONDALE, NY 11553
MR.  VIC BOKOR
(516) 481-7575

PAGE 8 OF 15